united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual
Report

December 31, 2017

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2017

Letter from the Fund President
December 31, 2017

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2017 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2017 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Record-Setting Year for Stock Markets Worldwide

2017 was a banner year for stock markets worldwide, and several other asset classes also finished with healthy gains. The S&P 500 Index has posted a positive return for 14 straight months, and 2017 was the first year ever in which the index’s total return was positive every single month. Each of the major large cap U.S. stock indices steadily advanced throughout the year, reaching new record highs along the way. In addition to the strong returns, 2017 was notable for its lack of volatility. The S&P 500 Index made it through the entire year without a single correction of even 5%, something that typically occurs several times a year on average.

Tech, Emerging Market Stocks Lead the Way

The rally was broad-based. U.S. and developed market international stocks finished roughly in-line, while emerging market stocks were big winners, gaining more than 30%. Large cap stocks outperformed mid and small cap stocks, and stocks with higher earnings growth and higher valuations trounced stocks trading at cheaper valuations. Each of the S&P 500 sectors finished with double-digit returns except energy and telecom, both of which finished down for the year. Tech stocks were the best performers, gaining 39%. About one-quarter of the $1 trillion increase in U.S. market value was attributed to the five largest companies: Amazon, Alphabet (Google), Microsoft, Apple, and Facebook. Each gained more than 30% thanks to robust growth and bright prospects for future growth. Other sectors performed in-line with the index, but the more defensive utilities and consumer staples sectors lagged with returns in the low-teens.

Economic and Earnings Growth the Key Tailwinds

The key driver for markets in 2017 was double-digit earnings growth supported by coordinated global economic growth. Growth in the U.S. continues at a moderate pace, but Europe and Japan have made nice strides, boosting stock prices in those markets as well as growth in other economies around the world. The Eurozone economy enjoyed its fastest pace of growth in a decade. The decline in the value of the U.S. dollar and global monetary policy that is still accommodative provided further support.

Tax Reform in Focus All Year

Throughout the year prospects of a significant corporate tax cut as well as individual tax cuts in the U.S. supported stocks. Actual negotiations and passage of a law did not come until the final months of the year, but since the 2016 election expectations for tax reform were top of mind for investors.

Deregulation also Supported Gains

Similarly, potential and actual changes in the regulatory landscape provided a tailwind for the market. In some cases the administration moved quickly to make changes via executive order, while others may not come for some time, if at all. Still, the prospect of reduced regulation in tandem with the potential for lower tax bills going forward boosted optimism in some industries. In some cases this may translate to increased business investment, job growth, and wage increases.

Fed Continues to Normalize Policy

The Fed reacted to the positive developments in the economy by increasing its benchmark interest rate three times during the year, from 0.75% to 1.50%. It has indicated intentions to raise the rate further in 2018 depending on economic data. At times the prospect of Fed rate hikes has spooked some investors who feared it would derail the market rally, but in 2017 the market took each hike in stride.

Interest rates reacted differently depending on their length to maturity. Short-term interest rates rose as the Fed hiked, but long-term bonds held steadier. This dynamic is known as a flattening yield curve. A completely flat (short-term rates equal to long-term rates) or inverted yield curve (short-term rates higher than long-term rates) has sometimes portended recession in the past, but for now the curve remains positive. The economy has shown evidence in the past that it has the ability to continue to grow in such an environment even as the curve flattens.

Letter from the Fund President
December 31, 2017

A Look Ahead

Turning to 2018, the focus remains largely in Washington despite the recent passage of the tax reform package. Investors will be watching to see if Trump and Congress are able to score any major legislative accomplishments. Trump has also continued to threaten to take action on trade policy, particularly with China. He has also been vocal about the ongoing negotiations surrounding the North America Free Trade Agreement (NAFTA). The outcome of these discussions could impact the global trade environment, so investors will be watching to see if any of the rhetoric translates into concrete action.

The interaction between inflation measures and monetary policy will also be closely monitored. With the economy on solid footing, some international central banks have begun moving to normalize policy as the Fed has, but stimulus is still high relative to normal. There is some concern that this could put upward pressure on inflation measures, which could lead to more aggressive tightening. It’s possible such a scenario could choke off the bull market in stocks. Above-average stock valuations in the U.S. exacerbate such concerns. Despite both worries, stocks could still advance if the economic strength and earnings growth remain intact.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2017

For the year, the Johnson Equity Income Fund gained 25.03%. The Fund outperformed the S&P 500 Index return of 21.83%.

Stock selection accounted for nearly all of the relative outperformance during the year. Stock selection made the largest positive contribution in the Consumer Staples, Industrials, and Health Care sectors. Wal-Mart and Unilever were strong performers within the Consumer Staples sector while Union Pacific and Roper Industries were notable positive contributors in the Industrials sector. Within Health Care, Abbott Laboratories and Zoetis were strong outperformers. The Information Technology sector was far and away the best performing sector within the S&P 500 gaining nearly 39% for the year. Although the Fund’s Technology holdings as a group slightly lagged the sector, the Fund’s holdings in Apple, Mastercard, and Microsoft were strong performers, all gaining over 40%. Notable strong performing stocks from other sectors that contributed to the Fund’s outperformance included V.F. Corporation, Roper Industries, American Express, Morningstar, Accenture, and S&P Global.

During the year, growth stocks significantly outperformed value stocks as stocks with the highest expected earnings growth outperformed while stocks with the highest dividend yields underperformed. What did this mean for the Fund? As we’ve mentioned in recent commentaries, valuations in the highest dividend yielding stocks had become unattractive while stocks with lower dividend yields, but higher dividend growth, were more attractive. Adhering to the Fund’s valuation discipline and objective of owning dividend-paying stocks, we had been shifting the portfolio over the past several quarters toward stocks with lower absolute yields, but higher dividend growth. Given the market dynamics, this shift benefited the Fund during the year.

In the second half of the year, we sold four stocks from the portfolio including European consumer goods companies Nestle and Unilever, as well as, V.F. Corporation and Cisco Systems. All four stocks were sold due to exceeding our valuation targets as a result of strong performance. Though valuations across the market have become elevated, making it more difficult to find attractively valued companies, we were able to find and add a handful of new stocks to the portfolio. New purchases in the second half of the year included Starbucks, Sherwin-Williams, J.M. Smucker Company, and Ingredion within the Consumer sectors, Hubbell within the Industrials sector, and Bank of America within the Financials sector.

Average Annual Total Returns as of December 31, 2017
	Equity Income Fund	S&P 500 Index
One Year	25.03%	21.83%
Five Years	13.10%	15.79%
Ten Years	7.75%	8.50%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2017

For the year ending December 31, 2017, the Johnson Growth Fund gained 23.61%. The Fund outperformed the Standard and Poor’s 500 (S&P 500) return of 21.83%.

In a direct contrast to 2016, the year just completed saw investors favor stocks with higher than average earnings growth. Companies with earnings growth rates greater than 12.5% for the trailing 3 – 5 year period enjoyed a 30% increase in their stock price last year. Companies with earnings growth rates less than 4.5% over the same time period averaged a 12.3% increase in their stock price in 2017. In addition, large cap stocks tended to outperform small cap stocks, and higher quality stocks generally outperformed lower quality stocks. These three macro factors contributed positively to the performance of the Fund for the year.

The Fund showed the strongest performance in the Consumer Staples and Technology sectors, as stock selection within these sectors was additive to results. Technology was also the best performing sector within the S&P 500. Apple was the largest positive contributor to performance. Other strong performers within Technology were Mastercard, Red Hat, Salesforce.com, Facebook and Broadcom. Kroger, which was purchased after a large drop in price, along with WalMart, were both strong performers in the Consumer Staples sector. Zoetis, Lowes, Patheon, Alphabet (Google) and Roper Industries also were strong performers. Not having any holdings in the Real Estate, Telecomm and Utility sectors was also additive to performance for the year.

Holdings within the Healthcare, Industrials and Consumer Discretion sectors were somewhat detrimental to performance. General Electric was by far the worst performing stock, as the company cut its dividend and management debated whether or not to break up the company after years of making acquisitions. Celgene disappointed investors after unsuccessful drug trials led to earnings reductions. Allergan was also weak as investors questioned the growth potential for the company. Other stocks that had a negative impact on performance included Schlumberger, IberiaBank and CVS Corporation.

The Fund has its largest overweight position in the Technology sector. We would expect to remain overweight given the solid growth opportunities we are finding in that sector. The largest underweight position is in the Financial sector, where it is difficult to find quality growth stocks. Along with the Telecommunications, Materials and Utility sectors, the Fund continues to have no weight in the Real Estate sector.

New stocks purchased in the second half of the year included Inogen, Honeywell and Kroger. Positions eliminated in the period included Wells Fargo and Red Hat.

Average Annual Total Returns As of December 31, 2017
	Growth Fund	S&P 500 Index
One Year	23.61%	21.83%
Five Years	12.91%	15.79%
Ten Years	5.84%	8.50%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P 500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – December 31, 2017

The Johnson Opportunity Fund had a net total return of 16.91% in 2017, slightly exceeding the Russell 2500 Index’s (Index) 16.81% return. In addition, the Fund has outperformed the Index on a 3-year and 5-year basis.

Growth investing was particularly rewarded during the year. The Russell 2500 Growth Index, up 24.5%, outperformed Value’s 10.4% gain, as investors gravitated to more speculative stocks in areas such as Health Care and Technology. The Fund’s quality focus and valuation sensitivity was not in favor, but this headwind was more than offset by good security selection in the majority of the sectors.

Health Care was the strongest sector in the small and midcap stock range in 2017, led by many emerging growth companies with the promise of innovative new products and high future earnings growth projections. Fitting this profile was the Fund’s top contributor, Align Technology, a maker of orthodontic devices, which is experiencing rapid growth due to the success of its Invisalign Systems product that corrects malocclusion. An underweight in Technology, the second best performing sector, also limited returns compared to the Index, although security selection in this sector was additive as well. Within the high growth Technology sector holdings, software companies Constellation Software and Red Hat Inc. were leading performers, capitalizing on strong demand for high margin enterprise software used for a broad range of applications. More broadly, with growing optimism in the manufacturing sector, several niche companies benefitted from a pickup in industrial activity, including Westlake Chemical Corp., Alamo Group, Old Dominion Freight, and Packaging Corp. of America.

Energy was the only sector with negative returns in 2017, even with a rally in oil prices during the second half of the year. Two of the Fund’s worst performers were Helmerich & Payne Inc. and Oceaneering International, which both suffered from reduced oilfield activity and negative earnings growth trends. Foot Locker Inc., an athletic shoe retailer, was also a poor performer as investors worried about competitive pressures to traditional apparel retailers given growing use of online shopping. Other poor performers included HNI Corp., Axis Capital Holdings Ltd, and Prestige Brands Holdings, Inc.

With a backdrop of improving economic indicators, many companies are likely to see positive earnings growth continue. While above average valuation levels could prohibit stocks from fully matching that growth, interest rates remain relatively low, thus emboldening investors to remain invested in stocks. Nevertheless market optimism is high on many measures and investors will likely need to be more disciplined when the market eventually transitions and volatility increases from the current low levels.

Average Annual Total Returns as of December 31, 2017
	Opportunity Fund	Russell 2500 Index
One Year	16.91%	16.81%
Five Years	14.88%	14.33%
Ten Years	7.94%	9.22%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Russell 2500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2017

The Johnson Realty Fund returned 5.93% for the period ending December 31, 2017 compared to a return of 4.33% for the Fund’s benchmark, the Standard and Poor’s US REIT Index (S&P U.S. REIT).

2017 has been highlighted by rising interest rates across the intermediate spectrum, which has caused a headwind for REITs. The continuing prospect of further interest rate increases has pressured higher volatility yield oriented investments like REITs. The Federal Reserve increased rates three times in 2017, making that five rate increases in the current cycle. They also provided an outlook for potentially three more increases in 2018, all depending on economic indicators. The broader stock market has been driven higher by improving earnings trends and the recently passed tax relief, with the Standard and Poor’s 500 up 21.83% for the year. REITs are seeing improvement in their underlying fundamentals. Alternatively, their greater volatility and more competition from other yield oriented securities make the current market environment challenging. The overall impact of rising interest rates can been seen through this year’s stock price movements. REITs historically perform best in flat to declining interest rate environments, which is the environment we had experienced for many years. The continuation of rates rising will provide near term headwind for REITs, especially coming out of this period of exceptionally low interest rates.

The Johnson Realty Fund outperformed the S&P US REIT index by 1.60%. Overall we have maintained a fairly neutral position relative to our property type weights. We were nearly full invested for 2017 with cash being less than a 2% holding. We were slightly overweight Residential and Office/Industrials; which were some of the better performing sectors and the most significant contributor to the Fund’s outperformance. We maintained our modest overweight in Retail, which was the worst performing property type. Additionally we were slightly overweight in the Infrastructure and Data Center sectors, which drove performance, with the property types up over 28%.

Security selection saw a couple of names contributing and detracting to the relative performance. American Tower Corp improved by 37.7% as the market and need for cell towers continues to increase. Equity Lifestyles saw its stock increase by 26.4% as demand for manufactured homes and recreational vehicle communities continue to grow. Retail REITS, Developers Diversified and Kimco were laggards, falling 36.4% and 23.7% respectively, which negatively impacted performance. Growing concerns about physical retail versus online shopping continue to hamper this space.

REITs continue to possess long term portfolio diversification benefits. As we mentioned in the semi-annual, we would expect as interest rates rise, yield oriented investors may continue to exit the asset class. We are two years into this elongated interest rate rise cycle as we are coming off historically low interest rate levels. Valuations have become more realistic and as the interest rates stabilize, investors may again find value in REIT shares. The fund’s philosophy is to remain fully invested.

Average Annual Total Returns as of December 31, 2017
	Realty Fund	S&P US REIT Index
One Year	5.93%	4.33%
Five Years	8.64%	9.13%
Ten Years	6.04%	7.28%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The S&P US REIT Index is the primary benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2017

The Johnson International Fund had a total net return of 20.50% in 2017, underperforming the MSCI ACWI ex-US Index’s 27.19% return.

Investors gained confidence as international earnings grew for the first time in four years, returning to the 2010 previous peak level. With a backdrop of stronger economic growth and abnormally low volatility, investors bullishly pursued the more speculative areas of the market despite higher than normal market valuation levels. Emerging markets outperformed developed markets by the widest gap since the start of the bull market in 2009. International growth stocks nearly doubled the return of international value stocks.

While the Fund takes a highly diversified approach by country, sector, and security, our large-cap ADR bias somewhat limited our participation in the pro-cyclical rally that favored smaller-cap, riskier stocks. An underweight to emerging markets also had a negative impact on returns relative to the Index. The MSCI Emerging Markets Index was up 37% compared to a gain of 25% for the developed market EAFE Index.

Negative security selection effect explains most of the underperformance compared to the benchmark, as the Fund lagged in 8 of the 11 sectors. The poor performance of several pharmaceutical companies within the Fund continued to weigh on results. Rising competitive pressures and weaker growth were to blame for weak performance from Teva Pharmaceuticals, Dr. Reddy’s Laboratories Ltd., Astellas Pharma Inc., and Shire PLC. The United Kingdom telecom and utilities sectors were also a common source of some of the Fund’s largest underperformers. BT Group PLC, National Grid PLC, and Centrica PLC all were among the ten largest negative contributors to the Fund’s performance in response to sharply negative earnings growth.

The top four contributors to the Fund’s performance were all in the growth-heavy Technology sector, which was the market leader by a wide margin with Index returns of 51% in 2017. Tencent Holdings Ltd., Alibaba Group Holding Ltd., Taiwan Semiconductor Manufacturing Co., Ltd. and SAP SE, all benefitted from accelerating earnings growth trends. In an environment of strong capital markets and limited credit losses, Financials were also well represented among the top performers including Industrial and Commercial Bank of China, KB Financial Group Inc., Allianz AG, and Mitsubishi UFJ Financial Group Inc.

Our intent remains to manage a diversified portfolio of stocks that offers the potential to reward long-term investors who seek exposure to foreign markets. Earnings are expected to continue to grow as global economic indicators continue to improve. Above average valuation levels could prohibit stocks from fully matching that growth, but if interest rates remain low or only rise moderately, then investors may remained emboldened by the improved macroeconomic prospects.

Average Annual Total Returns as of December 31, 2017
	International Fund	MSCI ACWI ex US Index
One Year	20.50%	27.19%
Five Years	5.69%	6.80%
Since Inception*	8.77%	9.83%

Asset Allocation by Country as of December 31, 2017
Japan	17.15%	Hong Kong	2.86%
United Kingdom	12.35%	South Korea	2.77%
Other*	9.40%	Taiwan	2.46%
Germany	8.41%	Sweden	2.32%
China	7.94%	Netherlands	2.13%
Switzerland	7.34%	India	1.84%
France	7.03%	Mexico	1.69%
Canada	6.81%	South Africa	1.63%
Australia	4.29%	Spain	1.60%
*	Countries in “Other” category include: Belgium, Brazil, Chile, Denmark, Israel, Italy, Norway, Philippines, Russia, Singapore

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The MSCI ACWI ex US Index is the primary benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2017

The Johnson Fixed Income Fund provided a total return of 3.22% during 2017, compared to a 3.54% return for the Fund’s benchmark, the Bloomberg Barclay’s Capital Aggregate Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve (the “Fed”) continued to tighten monetary policy, enacting three additional 25 basis point rate hikes this year and began allowing securities to gradually begin maturing from its balance sheet. This caused the short end of the yield curve to move higher. Longer dated interest rates remained steady, however, reflecting an environment of modest economic growth. The Fund’s overweight to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at somewhat tight levels after narrowing consistently throughout 2016. Despite their low starting levels, spreads continued to tighten throughout the year as solid economic fundamentals and optimism over changes in tax policy drove further improvement. Sector performance was evenly distributed across industrials, utilities, and financials. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark throughout the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the Fed will likely continue to tighten monetary policy. In additional to raising the Federal Funds rate, the pace of balance sheet maturities is expected to accelerate. Although growth in the US has been somewhat disappointing, tax cuts may provide an economic tailwind during the coming year. Manufacturing continues to improve, reflecting synchronized economic growth amidst much of the world economy. The consumer should continue to benefit from rising wages and solid job creation. The favorable economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2017
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
One Year	3.22%	3.54%
Five Years	2.10%	2.10%
Ten Years	4.03%	4.01%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.85%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Bloomberg Barclays Capital Aggregate Index is the benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2017

The Johnson Municipal Income Fund provided a total return of 3.25% during 2017 compared to 2.96% for the Fund’s benchmark, the Bloomberg Barclays 5-Year General Obligation Municipal Index. After rising during 2016, municipal bond interest rates declined in most maturities during 2017.

During 2017, municipal bond yields fell in intermediate and long maturities, leading to the Fund’s positive return. The Fund’s emphasis on higher yielding and longer duration securities was additive to performance. The Fund’s laddered maturity structure also added to performance as bond yields fell the most on longer maturities, leading to outperformance versus the Fund’s benchmark. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was modest during most of 2017 as refinancing activity slowed after interest rates rose in late 2016 and issuers awaited guidance from Washington on infrastructure spending and fiscal policy. However, supply picked up materially toward the end of the year as issuers rushed to market before restrictions against “advance refundings,” a type of municipal refinancing, took effect as part of the tax reform package passed in December. Despite the passage of tax reform toward the end of 2017, demand for municipal securities has remained strong as safety, stability and tax-free income continue to appeal to a broad set of investors. Growth in tax revenues for many municipalities has moderated, but the majority of states and local governments continue to report healthy revenue from income, sales, and property tax collections. Defaults in the municipal sector have remained very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 65% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 28% of its assets in states other than Ohio.

We expect the Federal Reserve will likely continue to tighten monetary policy. In addition to raising the Federal Funds rate, the Fed is also expected to continue the process of tapering its balance sheet which began in 2017. Although growth in the US has been somewhat disappointing, tax cuts may provide an economic tailwind during the coming year. Manufacturing continues to improve, reflecting synchronized economic growth amidst much of the world economy. The consumer should continue to benefit from rising wages and solid job creation. Although lower tax rates can reduce demand for municipal bonds, investors have historically shown greater interest in municipal bonds at higher rates. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2017
	Municipal Income Fund	Bloomberg Barclays 5 Year G.O. Muni Bond Index
One Year	3.25%	2.96%
Five Years	1.88%	1.66%
Ten Years	3.30%	3.37%

As rated by Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.67%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Fund’s benchmark is the Bloomberg Barclays Capital 5 Year General Obligation Municipal Bond Index. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Comcast Corp. – Class A	42,900	$1,718,145
Lowe's Companies Inc.	68,500	6,366,390
Nike Inc. – Class B	65,200	4,078,260
Starbucks Corp.	99,100	5,691,313
TJX Companies Inc.	74,100	5,665,686
11.9% – Total For Consumer Discretionary		$23,519,794
Coca Cola Co.	105,820	4,855,022
CVS Health Corp.	79,905	5,793,113
Ingredion Inc.	29,800	4,166,040
J. M. Smuckers Co.	50,500	6,274,120
Procter & Gamble Co.	64,790	5,952,905
Wal-Mart Stores Inc.	43,500	4,295,625
15.8% – Total For Consumer Staples		$31,336,825
Chevron Corp.	31,575	3,952,874
Royal Dutch Shell PLC, Class B ADR	91,500	6,248,535
Schlumberger Ltd.	46,150	3,110,049
6.7% – Total For Energy		$13,311,458
American Express Co.	61,500	6,107,565
Bank of America Corp.	150,000	4,428,000
Chubb Ltd.	23,725	3,466,934
Iberiabank Corp.	74,100	5,742,750
Invesco Ltd.	54,185	1,979,920
Marsh & McLennan Companies Inc.	46,700	3,800,913
Morningstar Inc.	20,900	2,026,673
PNC Financial Services Group Inc.	25,500	3,679,395
S&P Global Inc.	25,000	4,235,000
17.9% – Total For Financial Services		$35,467,150
Abbott Laboratories	102,800	5,866,796
Danaher Corp.	65,100	6,042,582
Medtronic PLC	65,700	5,305,275
Zimmer Biomet Holdings	42,700	5,152,609
Zoetis Inc.	55,400	3,991,016
13.3% – Total For Health Care		$26,358,278
Carlisle Companies Inc.	36,200	4,114,130
Hubbell Inc.	46,000	6,225,640
Paccar Inc.	52,000	3,696,160
Union Pacific Corp.	34,350	4,606,335
9.4% – Total For Industrials		$18,642,265
Accenture PLC – Class A	12,120	1,855,451
Alphabet Inc. – Class A*	5,800	6,109,720
Apple Inc.	43,310	7,329,351
Automatic Data Processing Inc.	29,700	3,480,543

Common Stocks	Shares	Fair Value
Cognizant Technology Solutions Corp.*	25,000	$1,775,500
Mastercard Inc. – Class A	39,600	5,993,856
Microsoft Corp.	48,360	4,136,714
Oracle Corp.	117,400	5,550,672
18.3% – Total For Information Technology		$36,231,807
Sherwin-Williams Co.	9,800	4,018,392
2.0% – Total For Materials		$4,018,392
AT&T Inc.	95,540	3,714,595
1.9% – Total For Telecommunication Services		$3,714,595
Total Common Stocks 97.2%		$192,600,564
(Identified Cost $148,462,860)
Real Estate Investment Trusts (REITs)
Realty Income Corp.	32,000	1,824,640
Total REITs 0.9%		$1,824,640
(Identified Cost $1,695,697)
Cash Equivalents
First American Government Obligation Fund, Class Z**	4,740,470	4,740,470
Total Cash Equivalents 2.4%		$4,740,470
(Identified Cost $4,740,470)
Total Portfolio Value 100.5%		$199,165,674
(Identified Cost $154,899,027)
Liabilities in Excess of Other Assets (0.5%)		$(889,103)
Total Net Assets 100.0%		$198,276,571
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2017, the 7 day annualized yield was 1.15%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Amazon.com Inc.*	880	$1,029,134
Lowe's Companies Inc.	11,240	1,044,646
Monroe Muffler Brake	17,760	1,011,432
Nike Inc. Class B	16,370	1,023,943
Priceline Group Inc.*	610	1,060,021
Starbucks Corp.	17,760	1,019,957
TJX Companies Inc.	13,870	1,060,500
Vail Resorts Inc.	4,850	1,030,479
Walt Disney Co.	4,105	441,329
17.2% – Total For Consumer Discretionary		$8,721,441
CVS Health Corp.	11,620	842,450
Kroger Co.	37,420	1,027,179
Pepsico Inc.	4,410	528,847
Procter & Gamble Co.	10,680	981,278
Wal-Mart Stores Inc.	12,010	1,185,988
9.0% – Total For Consumer Staples		$4,565,742
Chevron Corp.	8,300	1,039,077
EOG Resources Inc.	14,120	1,523,689
Schlumberger Ltd.	15,705	1,058,360
7.2% – Total For Energy		$3,621,126
American Express Co.	10,466	1,039,378
Bank of America Corp.	35,225	1,039,842
Berkshire Hathaway Inc. Class B*	5,550	1,100,121
Iberiabank Corp.	10,710	830,025
Invesco Ltd.	22,500	822,150
JP Morgan Chase & Co.	10,350	1,106,829
S&P Global Inc.	3,590	608,146
12.9% – Total For Financial Services		$6,546,491
Allergan PLC	4,800	785,184
Biogen Inc.*	2,900	923,853
Celgene Corp.*	10,899	1,137,420
Danaher Corp.	11,330	1,051,651
Inogen, Inc.*	5,000	595,400
Johnson & Johnson	3,625	506,485
Medtronic PLC	11,170	901,977
Zoetis Inc.	14,854	1,070,082
13.8% – Total For Health Care		$6,972,052
3M Co.	2,400	564,888
Carlisle Companies Inc.	8,640	981,936
General Electric Co.	19,770	344,987
Honeywell International Inc.	3,470	532,159

Common Stocks	Shares	Fair Value
Paccar Inc.	13,940	$990,855
Roper Technologies Inc.	3,850	997,150
Union Pacific Corp.	7,610	1,020,501
10.7% – Total For Industrials		$5,432,476
Alphabet Inc. – Class A*	870	916,458
Alphabet Inc. – Class C*	979	1,024,426
Apple Inc.	15,060	2,548,604
Automatic Data Processing	9,250	1,084,008
Broadcom Ltd.	3,965	1,018,608
Cognizant Technology Solutions Corp.*	13,120	931,782
Facebook Inc. – Class A*	6,130	1,081,700
Mastercard Inc. – Class A	10,120	1,531,763
Oracle Corp.	20,510	969,713
Palo Alto Networks*	4,320	626,141
Salesforce.com Inc.*	10,480	1,071,370
Ultimate Software Group Inc.*	2,315	505,202
Vantiv Inc.*	15,370	1,130,464
28.5% – Total For Information Technology		$14,440,239
Total Common Stocks 99.3%		$50,299,567
(Identified Cost $35,781,467)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,312,909	1,312,909
Total Cash Equivalents 2.6%		$1,312,909
(Identified Cost $1,312,909)
Total Portfolio Value 101.9%		$51,612,476
(Identified Cost $37,094,376)
Liabilities in Excess of Other Assets (1.9%)		$(968,327)
Total Net Assets 100.0%		$50,644,149
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2017, the 7 day annualized yield was 1.15%.

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Burlington Stores Inc.	7,800	$959,634
Carter's Inc.	8,500	998,665
Cooper-Standard Holdings	6,500	796,250
Culp Inc.	23,000	770,500
Gentex Corp.	40,000	838,000
LKQ Corp.*	20,000	813,400
Steven Madden Ltd.*	19,100	891,970
Superior Uniform Group	20,000	534,200
Thor Industries Inc.	4,400	663,168
Vail Resorts Inc.	3,900	828,633
Winmark Corp.	4,600	595,240
14.8% – Total For Consumer Discretionary		$8,689,660
Church & Dwight Co. Inc.	17,000	852,890
Ingredion Inc.	5,300	740,940
J. M. Smuckers Co.	8,100	1,006,344
Spectrum Brands Holdings Corp.	7,300	820,520
5.9% – Total For Consumer Staples		$3,420,694
Oceaneering International Inc.	24,000	507,360
0.9% – Total For Energy		$507,360
Assurant Inc.	6,000	605,040
Axis Capital Holdings Ltd.	11,500	577,990
Bar Harbor Bancshares	25,000	675,250
Berkshire Hills Bancorp Inc.	19,500	713,700
Bryn Mawr Bank Corp.	18,000	795,600
Diamond Hill Investment Group Inc.	3,600	743,976
East West Bancorp Inc.	12,000	729,960
Everest Re Group Ltd.	3,200	708,032
First Interstate Bancsystem Inc.	18,000	720,900
Iberiabank Corp.	10,000	775,000
Invesco Ltd.	24,700	902,538
Kinsale Capital Group Inc.	14,000	630,000
Lakeland Bancorp Inc.	19,000	365,750
MidWestOne Financial Group	21,000	704,130
Morningstar Inc.	8,500	824,245
Reinsurance Group of America Inc.	4,500	701,685
Signature Bank	5,700	782,382
Westwood Holdings Group Inc.	8,300	549,543
21.3% – Total For Financial Services		$12,505,721
Align Technology Inc.*	4,300	955,417
Inogen Inc.	5,800	690,664
Lemaitre Vascular Inc.	27,800	885,152

Common Stocks	Shares	Fair Value
Prestige Brands Holdings Inc.*	13,000	$577,330
United Therapeutics Corp.*	5,300	784,135
Universal Health Services Inc. – Class B	8,000	906,800
Varian Medical Systems Inc.*	7,300	811,395
Veeva Systems Inc. – Class A	16,300	901,064
11.1% – Total For Health Care		$6,511,957
Alamo Group Inc.	6,100	688,507
American Woodmark Corp.*	6,000	781,500
Barnes Group Inc.	11,600	733,932
Carlisle Coompanies Inc.	8,700	988,755
Continental Building Products	20,000	563,000
Deluxe Corp.	13,900	1,068,076
Hexcel Corp.	14,000	865,900
Hillenbrand Inc.	14,000	625,800
Hubbell Inc.	7,900	1,069,186
MSA Safety Inc.	9,000	697,680
Old Dominion Freight Line Inc.*	6,300	828,765
Quanta Services Inc.*	17,000	664,870
Regal Beloit Corp.	12,000	919,200
Snap-On Inc.	5,000	871,500
Standex International Inc.	7,000	712,950
20.6% – Total For Industrials		$12,079,621
Amdocs Ltd.	14,500	949,460
CACI International Inc.	7,300	966,155
Constellation Software	1,200	726,000
Flir Systems Inc.	9,800	456,876
PC Connection Inc.	27,000	707,670
Perficient Inc.*	33,000	629,310
Ultimate Software Group Inc.*	1,700	370,991
Vantiv Inc.	11,700	860,535
9.7% – Total For Information Technology		$5,666,997
AptarGroup Inc.	6,200	534,936
Avery Dennison Corp.	4,500	516,870
Chase Corp.	1,500	180,750
Packaging Corp. of America	5,300	638,915
RPM International Inc.	11,500	602,830
Scotts Miracle-Gro Co. – Class A	8,500	909,415
Sensient Technologies	7,500	548,625
Valvoline Inc.	27,000	676,620
Westlake Chemical Corp.	8,500	905,505
9.4% – Total For Materials		$5,514,466

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Atmos Energy Corp.	7,000	$601,230
1.0% – Total For Utilities		$601,230
Total Common Stocks 94.7%		$55,497,706
(Identified Cost $43,414,842)
Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities Inc.	6,900	901,071
Apartment Investment & Management Co.	10,000	437,100
Extra Space Storage Inc.	8,300	725,835
National Retail Properties Inc.	18,500	797,905
Total REITs 4.9%		$2,861,911
(Identified Cost $2,593,137)
Cash Equivalents
First American Government Obligation Fund, Class Z**	600,762	600,762
Total Cash Equivalents 1.0%		$600,762
(Identified Cost $600,762)
Total Portfolio Value 100.6%		$58,960,379
(Identified Cost $46,608,741)
Liabilities in Excess of Other Assets (0.6%)		$(346,628)
Total Net Assets 100.0%		$58,613,751
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2017, the 7 day annualized yield was 1.15%.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2017

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	1,600	$65,648
Apartment Investment & Management Co.	2,624	114,695
Avalonbay Communities Inc.	1,809	322,744
Camden Property Trust	1,200	110,472
Equity LifeStyle Properties Inc.	1,500	133,530
Equity Residential	5,000	318,850
Essex Property Trust Inc.	865	208,785
Mid-America Apartment Communities Inc.	2,233	224,550
Senior Housing Properties Trust	2,000	38,300
Sun Communities Inc.	650	60,307
UDR Inc.	3,807	146,646
15.9% – Total For Residential		$1,744,527
American Tower Corp.	5,839	833,050
Brandywine Realty Trust	3,000	54,570
Cousins Properties Inc.	3,500	32,375
Equinix Inc.	600	271,932
Douglas Emmett Inc.	2,500	102,650
JBG Smith Properties	1,280	44,454
Lexington Realty Trust	3,500	33,775
Life Storage Inc.	450	40,081
National Retail Properties Inc.	2,250	97,042
PS Business Parks Inc.	500	62,545
Urban Edge Properties	1,530	39,000
Vornado Realty Trust	2,561	200,219
16.6% – Total For Diversified		$1,811,693
HCP Inc.	6,500	169,520
Healthcare Realty Trust Inc.	1,500	48,180
LTC Properties Inc.	650	28,307
Medical Properties Trust Inc.	2,800	38,584
Omega Healthcare Investors Inc.	2,500	68,850
Quality Care Properties*	1,300	17,953
Universal Health Realty Income Trust	300	22,533
Ventas Inc.	4,700	282,047
Welltower Inc.	4,750	302,908
8.9% – Total For Health Care Facilities		$978,882
Diamondrock Hospitality Co.	4,000	45,160
Host Hotels & Resorts Inc.	10,354	205,527
LaSalle Hotel Properties	1,500	42,105
Pebblebrook Hotel Trust	1,200	44,604
RL Lodging Trust	2,500	54,925
Ryman Hospitality Properties	1,000	69,020
4.2% – Total For Hotels/Motels		$461,341

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Alexandria Real Estate Equities Inc.	1,000	$130,590
Boston Properties Inc.	2,020	262,661
CoreSite Realty Corp.	500	56,950
Corporate Office Properties Trust	2,000	58,400
Digital Realty Trust Inc.	3,281	373,706
Duke Realty Corp.	5,000	136,050
Equity Commonwealth*	1,700	51,867
Highwoods Properties Inc.	1,700	86,547
Kilroy Realty Corp.	1,545	115,334
Liberty Property Trust	2,661	114,450
Mack-Cali Realty Corp.	1,500	32,340
Piedmont Office Realty Trust Inc.	3,500	68,635
13.6% – Total For Office		$1,487,530
CubeSmart	2,500	72,300
DCT Industrial Trust Inc.	1,375	80,823
EastGroup Properties Inc.	600	53,028
Extra Space Storage Inc.	1,750	153,038
First Industrial Realty Trust Inc.	1,675	52,712
Prologis Inc.	7,306	471,310
Public Storage	2,400	501,600
12.6% – Total For Industrial		$1,384,811
Acadia Realty Trust	1,000	27,360
Alexander's Inc.	100	39,585
DDR Corp.	4,055	36,333
EPR Properties	1,000	65,460
Federal Realty Investment Trust	1,000	132,810
General Growth Properties Inc.	12,200	285,358
Hospitality Properties Trust	2,100	62,685
Kimco Realty Corp.	5,667	102,856
Macerich Co.	2,192	143,971
Realty Income Corp.	3,569	203,504
Regency Centers Corp.	2,095	144,932
Retail Properties of America	3,500	47,040
Simon Property Group Inc.	4,279	734,875
SL Green Realty Corp.	1,500	151,395
Tanger Factory Outlet Centers Inc.	2,000	53,020
Taubman Centers Inc.	800	52,344
Washington Real Estate Investment Trust	1,500	46,680
Weingarten Realty Investors	2,500	82,175
Washington Prime Group Inc.	3,353	23,873
22.2% – Total For Retail		$2,436,256

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2017

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Rayonier Inc.	2,000	$63,260
Weyerhaeuser Co.	10,700	377,282
4.0% – Total For Lumber, Wood Products		$440,542
Total REITs 98.0%		$10,745,582
(Identified Cost $5,377,083)
Cash Equivalents
First American Government Obligation Fund, Class Z**	169,025	169,025
Total Cash Equivalents 1.5%		$169,025
(Identified Cost $169,025)
Total Portfolio Value 99.5%		$10,914,607
(Identified Cost $5,546,108)
Other Assets in Excess of Liabilities 0.5%		$47,778
Total Net Assets 100.0%		$10,962,385
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2017, the 7 day annualized yield was 1.15%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Adidas AG ADR	1,500	$149,730
CIE Financiere Richemont AG ADR	22,000	198,220
Compass Group PLC ADR	3,846	84,439
Daimler AG	600	50,739
Honda Motor Co. Ltd. ADR	3,500	119,280
Magna International Inc.	3,000	170,010
Publicis Groupe SA ADR	7,800	132,522
RTL Group SA ADR	15,000	120,553
Sky PLC ADR	4,500	248,355
Sony Corp. ADR	2,700	121,365
Tata Motors Ltd. ADR	3,425	113,265
Toyota Motor Corp. ADR	1,800	228,906
WPP PLC ADR	1,800	163,008
10.8% – Total For Consumer Discretionary		$1,900,392
Coca-Cola Amatil Ltd. ADR	10,860	72,219
Danone ADR	6,184	103,706
Essity AB ADR	5,300	151,145
L'Oreal ADR	2,800	123,984
Nestle SA ADR	2,400	206,328
Reckitt Benckiser Group PLC ADR	5,900	112,159
Shoprite Holdings Ltd. ADR	11,000	196,460
Svenska Cellulosa Aktiebolaget ADR	11,100	113,886
Unilever NV ADR	2,500	140,800
Unilever PLC ADR	3,000	166,020
Wal-Mart De Mexico SAB de CV ADR	12,000	293,040
9.5% – Total For Consumer Staples		$1,679,747
BP PLC ADR	2,298	96,585
CNOOC Ltd. ADR	500	71,780
Lukoil Corp. ADR	3,900	224,835
Petrochina Co. Ltd. ADR	300	20,982
Royal Dutch Shell PLC, Class B ADR	1,400	95,606
Sasol Ltd. ADR	2,800	95,788
Statoil ASA ADR	4,000	85,680
Suncor Energy Inc.	3,200	117,504
Technip FMC PLC	3,100	97,061
Total SA ADR	2,352	130,019
Woodside Petroleum ADR	5,200	133,848
6.6% – Total For Energy		$1,169,688
Admiral Group PLC ADR	6,400	169,600
Allianz SE ADR	7,900	181,424
Australia and New Zealand Banking Group Ltd. ADR	3,200	71,488
Banco Bradesco ADR	13,310	136,294

Common Stocks	Shares	Fair Value
Banco Santander SA ADR	17,974	$117,550
Bank of Montreal	1,240	99,225
Barclays PLC ADR	10,000	109,000
BNP Paribas ADR	4,000	149,400
China Construction Bank ADR	5,300	97,785
Credit Suisse Group ADR	3,777	67,420
Deutsche Boerse AG ADR	7,000	80,745
ICICI Bank Ltd. ADR	9,680	94,186
Industrial and Commercial Bank Of China Ltd. ADR	16,000	257,760
Itau Unibanco Holding SA ADR	7,700	100,100
KB Financial Group Inc. ADR	2,400	140,424
Manulife Financial Corp.	4,420	92,201
Mitsubishi UFJ Financial Group Inc. ADR	42,900	311,883
Mizuho Financial Group Inc. ADR	41,400	150,696
Orix Corp. ADR	1,750	148,365
Royal Bank of Canada	1,000	81,650
Sumitomo Mitsui Financial Group Inc. ADR	37,000	321,530
Tokio Marine Holdings Inc. ADR	6,000	274,500
Toronto Dominion Bank	1,400	82,012
UBS Group AG*	4,800	88,272
United Overseas Bank Ltd. ADR	1,900	75,307
Westpac Banking Corp. Ltd. ADR	4,650	113,367
Zurich Insurance Group Ltd. ADR	3,240	98,528
21.0% – Total For Financial Services		$3,710,712
Astellas Pharma Inc. ADR	23,000	291,642
Astrazeneca PLC ADR	1,600	55,520
Bayer AG ADR	5,200	161,668
Dr. Reddy's Laboratories Ltd. ADR	3,340	125,450
Novartis AG ADR	2,480	208,221
Novo Nordisk AS	4,000	214,680
Roche Holdings Ltd. ADR	7,100	224,218
Shire PLC ADR	1,200	186,144
Taro Pharmaceuticals Ltd.*	800	83,768
Teva Pharmaceuticals ADR	2,400	45,480
9.0% – Total For Health Care		$1,596,791
ABB Ltd. ADR	2,900	77,778
Atlas Copco AB ADR	4,300	185,309
BAE Systems PLC ADR	1,600	49,888
Bunzl PLC ADR	5,600	158,704
Canadian National Railway Co.	1,400	115,500
CK Hutchison Holdings Ltd. ADR	8,000	100,440

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2017

Common Stocks	Shares	Fair Value
Fanuc Corp. ADR	4,000	$96,160
Itochu Corp. ADR	3,700	138,454
Keppel Corp. Ltd. ADR	7,900	86,568
Komatsu Ltd. ADR	4,000	144,920
Mitsui & Co., Ltd. ADR	300	97,950
Schneider Electric SE ADR	10,000	169,450
Sensata Technologies Holding NV*	4,300	219,773
Siemens AG ADR	1,800	124,686
10.0% – Total For Industrials		$1,765,580
Alibaba Group Holdings ADR*	1,600	275,888
Baidu Inc. ADR*	400	93,684
Cap Gemini SA ADR	4,000	94,960
CGI Group Inc.*	5,100	277,083
Lenovo Group Ltd. ADR	15,000	168,600
Open Text Corp.	5,000	178,350
SAP SE ADR	3,100	348,316
Siliconware Precision Industries Co. ADR	4,267	35,885
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,000	317,200
Tencent Holdings Ltd. ADR	6,500	337,480
United Microelectronics ADR	44,930	107,383
12.6% – Total For Information Technology		$2,234,829
Air Liquide SA ADR	4,154	104,494
BASF SE ADR	7,400	203,278
BHP Billiton Ltd. ADR	2,550	117,274
Newcrest Mining Ltd. ADR	15,000	267,750
Nitto Denko Corp. ADR	4,200	186,396
Posco ADR	1,400	109,382
Rio Tinto PLC ADR	1,570	83,100
Syngenta AG ADR	1,100	102,124
6.6% – Total For Materials		$1,173,798
BT Group PLC ADR	3,800	69,236
China Mobile Ltd. ADR	3,700	186,998
Deutsche Telekom AG ADR	4,000	70,644
KDDI Corp. ADR	16,000	197,928
Nippon Telegraph and Telephone Corp. ADR	1,200	56,688
Orange ADR	12,000	208,800
PLDT Inc. ADR	1,800	54,144
SK Telecom Co. Ltd. ADR	3,400	94,894

Common Stocks	Shares	Fair Value
SoftBank Group Corp. ADR	1,800	$71,559
Telefonica SA ADR	5,190	50,239
Telenor ASA ADR	6,900	147,591
6.8% – Total For Telecommunication Services		$1,208,721
Enel SpA ADR	21,100	128,921
Enel Americas SA ADR	12,000	134,040
Iberdrola SA ADR	3,578	110,686
Korea Electric Power Corp. ADR	7,800	138,138
National Grid PLC ADR	2,566	150,906
SSE PLC ADR	4,000	71,360
4.2% – Total For Utilities		$734,051
Total Common Stocks 97.1%		$17,174,309
(Identified Cost $13,127,256)
Real Estate Investment Trusts (REITs)
Sun Hung Kai Properties Ltd. ADR	14,100	234,695
Total REITs 1.3%		$234,695
(Identified Cost $191,989)
Cash Equivalents
First American Government Obligation Fund, Class Z**	493,346	493,346
Total Cash Equivalents 2.8%		$493,346
(Identified Cost $493,346)
Total Portfolio Value 101.2%		$17,902,350
(Identified Cost $13,812,591)
Liabilities in Excess of Other Assets (1.2%)		$(223,259)
Total Net Assets 100.0%		$17,679,091
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2017, the 7 day annualized yield was 1.15%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,375,000	$2,407,340
AON PLC Senior Unsecured Notes, 3.500% Due 06/14/2024	1,820,000	1,859,596
AON PLC Senior Unsecured Notes, 4.000% Due 11/27/2023	3,285,000	3,455,585
American Express Co. Senior Unsecured Notes, 3.000% Due 10/30/2024	6,000,000	5,990,047
Bank of America Corp. Senior Unsecured Notes, 3.248% Due 10/21/2027	7,250,000	7,194,314
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	4,649,000	4,857,025
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,617,000	2,751,858
Chubb INA Holdings Inc. Senior Unsecured Notes, 2.300% Due 11/03/2020	2,000,000	1,996,815
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	6,000,000	6,368,141
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,290,000	1,269,228
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	4,280,000	4,347,327
JP Morgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	6,000,000	6,258,737
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	746,000	753,376
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	3,800,000	4,095,163
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	435,000	449,456
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,955,000	4,228,314
Morgan Stanley Senior Unsecured Notes, 2.625% Due 11/17/2021	6,000,000	5,972,659
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	2,000,000	1,989,139
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	3,924,000	4,022,358

Fixed Income Securities – Bonds	Face Value	Fair Value
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	4,854,000	$5,146,378
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,312,903
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	112,435
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	5,500,000	5,561,569
US Bancorp Subordinated Notes, 3.100% Due 04/27/2026	3,000,000	2,978,869
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	4,980,000	5,158,886
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	2,000,000	2,129,610
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	5,548,029
24.0% – Total For Corporate Bonds: Bank and Finance		$100,215,157
AT&T Global Senior Unsecured Notes, 3.400% Due 08/14/2024	6,000,000	6,030,806
CVS Health Corp. Senior Unsecured Notes, 3.875% Due 07/20/2025	6,000,000	6,179,212
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	3,166,000	3,175,260
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 1.000%), 2.359% Due 04/15/2023**	4,275,000	4,323,995
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 1.000%), 2.588% Due 03/15/2023**	2,180,000	2,205,062
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,073,700
Johnson Controls International PLC, 3.900% Due 02/14/2026	630,000	659,156
Johnson Controls International PLC, 5.000% Due 03/30/2020	3,495,000	3,686,230
Kroger Co. Senior Unsecured Notes, 3.500% Due 02/01/2026	5,172,000	5,163,037
Kroger Co. Senior Unsecured Notes, 4.000% Due 02/01/2024	595,000	618,164
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	3,500,000	4,665,715

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities – Bonds	Face Value	Fair Value
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,728,000	$1,816,607
Target Corp. Senior Unsecured Notes, 2.500% Due 04/15/2026	5,500,000	5,288,044
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	528,134
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	6,000,000	5,990,824
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	5,892,000	5,688,396
13.7% – Total For Corporate Bonds: Industrial		$57,092,343
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.500% Due 02/01/2025	1,500,000	1,546,542
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.750% Due 11/15/2023	1,839,000	1,914,990
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,028,273
Duke Energy Corp. Senior Unsecured Notes, 3.550% Due 09/15/2021	5,000,000	5,160,159
Enterprise Products Senior Unsecured Notes, 3.750% Due 02/15/2025	6,000,000	6,186,576
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	624,011
Eversource Energy Senior Unsecured Notes, 2.800% Due 05/01/2023	3,750,000	3,731,421
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	1,200,000	1,242,899
Georgia Power Co. Senior Unsecured Notes, 1.950% Due 12/01/2018	1,165,000	1,163,901
Georgia Power Co. Senior Unsecured Notes, 2.000% Due 03/30/2020	3,610,000	3,586,716
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	2,140,000	2,220,743
Interstate Power & Light Senior Unsecured Notes, 3.250% Due 12/01/2024	5,120,000	5,185,273
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	625,000	642,964

Fixed Income Securities – Bonds	Face Value	Fair Value
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	$1,073,666
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	498,000	516,610
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,350,000	1,365,268
Xcel Energy Inc. Senior Unsecured Notes, 3.300% Due 06/01/2025	2,500,000	2,533,954
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,747,974
10.6% – Total For Corporate Bonds: Utilities		$44,471,938
48.3% Total Corporate Bonds		$201,779,438
United States Government Treasury Obligations
United States Treasury Bond, 2.500% Due 02/15/2045	14,000,000	13,346,484
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .048%), 1.498% Due 10/31/2019**	6,000,000	6,000,782
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .060%), 1.510% Due 07/31/2019**	8,000,000	8,004,932
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .070%), 1.520% Due 04/30/2019**	7,500,000	7,506,375
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .140%), 1.590% Due 01/31/2019**	2,500,000	2,503,998
United States Treasury Inflation Protected Security, 1.000% Due 02/15/2046	4,164,160	4,448,422
United States Treasury Inflation Protected Security, 1.375% Due 02/15/2044	5,291,950	6,109,262
United States Treasury Notes, 2.500% Due 05/15/2046	11,000,000	10,463,750
United States Treasury Notes, 2.750% Due 08/15/2042	2,250,000	2,265,645
United States Treasury Notes, 2.750% Due 11/15/2042	8,425,000	8,478,314
16.5% – Total For United States Government Treasury Obligations		$69,127,964

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.625% Due 07/12/2021**	5,000,000	$4,961,405
FHLMC Step-up Coupon Notes, 1.750% Due 06/15/2022**	6,000,000	5,972,658
FHLMC Step-up Coupon Notes, 1.750% Due 06/21/2022**	9,000,000	8,982,225
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	3,445,000	3,436,656
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	8,355,000	8,325,189
FHLMC Step-up Coupon Notes, 1.750% Due 10/27/2022**	3,500,000	3,503,055
FHLMC Step-up Coupon Notes, 2.000% Due 12/27/2022**	4,000,000	3,996,256
9.4% – Total For United States Government Agency Obligations		$39,177,444
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%), 3.269% Due 04/01/2042**	1,997,589	2,046,632
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	328,814	343,664
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	184,455	195,743
FHLMC CMO Series 3109 Class ZN, 5.500% Due 02/15/2036	1,803,752	2,006,593
FHLMC CMO Series 3592 Class BZ, 5.000% Due 10/15/2039	1,508,940	1,635,029
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	477,995	489,152
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	900,539	903,574
FHLMC CMO Series 4180 Class ME, 2.500% Due 10/15/2042	2,800,650	2,779,977
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	1,702,673	1,683,645
FHLMC CMO Series 4517 Class PC, 2.500% Due 05/15/2044	3,432,131	3,403,410

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC CMO Series 4567 Class LA, 3.000% Due 08/15/2045	504,128	$505,194
FHLMC CMO Series 4582 Class PA, 3.000% Due 11/15/2045	3,668,559	3,704,793
FHLMC CMO Series 4689 Class DA, 3.000% Due 07/15/2044	1,737,328	1,740,164
FHLMC Gold Partner Certificate Pool A89335, 5.000% Due 10/01/2039	187,114	204,257
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	1,357	1,565
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	604,440	645,030
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,301,915	1,449,715
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,245,883	1,292,794
FHLMC Gold Partner Certificate Pool G18642, 3.500% Due 04/01/2032	7,771,409	8,037,428
FHLMC Gold Partner Certificate Pool G18667, 3.500% Due 11/01/2032	3,516,207	3,637,168
FHLMC Partner Certificate Pool 780439 (1 year US T-Note Yield Curve + 2.223%), 2.973% Due 04/01/2033**	65,733	69,025
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	697,192	730,513
FNMA CMO Series 2013-6 Class BC, 1.500% Due 12/25/2042	2,117,717	2,076,971
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	3,522,116	3,562,627
FNMA CMO Series 2014-04 Class PC, 3.000% Due 02/25/2044	3,597,332	3,637,525
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	466,332	479,493
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	4,290,716	4,278,496

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,251,212	$1,226,316
FNMA CMO Series 2016-40 Class PA, 3.000% Due 07/25/2045	366,185	369,802
FNMA CMO Series 2016-49 Class PA, 3.000% Due 09/25/2045	2,623,254	2,642,061
FNMA CMO Series 2016-79 Class L, 2.500% Due 10/25/2044	1,685,938	1,659,545
FNMA CMO Series 2017-30 Class G, 3.000% Due 07/25/2040	4,422,270	4,487,254
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	341	344
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	437,589	475,334
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	169,193	192,388
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	619,358	687,322
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	25,723	26,186
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	419,202	465,044
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	1,333,167	1,401,893
FNMA Partner Certificate Pool AL9309, 3.500% Due 10/01/2031	1,958,604	2,025,212
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	1,230,717	1,323,143
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	132,552	134,453
GNMA II Pool 2658, 6.500% Due 10/20/2028	20,593	23,451
GNMA II Pool 2945, 7.500% Due 07/20/2030	3,529	4,070
GNMA II Pool 4187, 5.500% Due 07/20/2038	14,053	14,626
GNMA II Pool 4847, 4.000% Due 11/20/2025	352,903	368,241
GNMA Pool 780400, 7.000% Due 12/15/2025	2,465	2,776

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA Pool 780420, 7.500% Due 08/15/2026	1,458	$1,631
16.5% – Total For Government Agency Obligations – Mortgage Backed Securities		$69,071,269
Taxable Municipal Bonds
Cincinnati Children's Hospital Medical Center, 2.853% Due 11/15/2026	1,085,000	1,045,536
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,081,010
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,379,617
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,791,825
Kansas Development Finance Authority Revenue, 3.941% Due 04/15/2026	8,000,000	8,393,360
Kentucky Property and Buildings Commission Revenue, 6.164% Due 08/01/2023	1,000,000	1,119,770
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,553,512
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,012,984
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,676,860
5.8% – Total For Taxable Municipal Bonds		$24,054,474
Total Fixed Income Securities – Bonds 96.5%		$403,210,589
(Identified Cost $397,493,079)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	140,077	3,675,620
Total Preferred Stocks 0.9%		$3,675,620
(Identified Cost $3,489,282)

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2017

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 1.15% (7-day yield)**	7,462,421	$7,462,421
Total Cash Equivalents 1.8%		$7,462,421
(Identified Cost $7,462,421)
Total Portfolio Value 99.2%		$414,348,630
(Identified Cost $408,444,782)
Other Assets in Excess of Liabilities 0.8%		$3,311,641
Total Net Assets 100%		$417,660,271
**	Variable Rate Security; the rate shown is as of December 31, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LP – Limited Partnership

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$474,252
Akron Ohio GO Limited, 4.000% Due 12/01/2025	650,000	725,510
Akron Ohio GO Limited, 4.000% Due 12/01/2026	395,000	443,403
Cedar Park Texas GO Unlimited, 3.000% Due 02/15/2018	400,000	400,768
Cincinnati Ohio GO Unlimited, 5.000% Due 12/01/2019	1,000,000	1,062,750
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	242,720
Columbus Ohio GO Unlimited, 4.000% Due 04/01/2031	1,000,000	1,123,100
Columbus Ohio GO Unlimited, 5.000% Due 06/01/2018	500,000	507,405
Fairborn Ohio GO Limited, 1.750% Due 09/07/2018	425,000	425,204
Fairborn Ohio GO Limited Bond Anticipation Notes, 2.000% Due 03/22/2018	1,000,000	1,001,120
Gahanna Ohio GO Limited, 4.000% Due 12/01/2021	420,000	456,233
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	194,724
Hurst Texas GO Limited, 4.000% Due 08/15/2031	335,000	367,056
Lakewood Ohio GO Limited, 4.000% Due 12/01/2028	840,000	943,648
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	334,980
Marysville Ohio GO Limited Bond Anticipation Notes, 1.750% Due 08/23/2018	500,000	500,155
Mason Ohio GO Limited, 4.000% Due 12/01/2020*	375,000	379,009
Medina Ohio GO Limited, 2.000% Due 12/01/2020	165,000	165,833
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	214,040
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	237,514
Pickerington Ohio GO Limited Bond Anticipation Notes, 2.000% due 02/08/2018	600,000	600,246

Municipal Income Securities – Bonds	Face Value	Fair Value
Plain City Ohio GO Bond Anticipation Notes, 2.125% Due 05/15/2018	1,100,000	$1,101,629
Riversouth Ohio Authority Revenue, 4.000% Due 12/01/2031	700,000	759,227
Seven Hills Ohio GO Limited Bond Anticipation Notes, 2.250% Due 06/28/2018	520,000	521,414
Springfield Ohio GO Limited Bond Anticipation, 2.000% Due 03/30/2018	370,000	370,659
Strongsville Ohio GO Limited, 4.000% Due 12/01/2030	350,000	383,359
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2018	420,000	425,410
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	232,234
11.8% – Total For General Obligation – City		$14,593,602
Butler County Ohio General Obligation Limited, 5.000% Due 12/01/2024	160,000	190,837
Franklin County Ohio GO Limited, 4.000% Due 12/01/2018	220,000	224,816
Hamilton County Ohio GO Limited, 5.000% Due 12/01/2028	500,000	619,025
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	163,664
Knox County Ohio GO Limited, 4.000% Due 12/01/2025	460,000	515,200
Lorain County Ohio GO Unlimited, 4.000% Due 12/01/2030	450,000	486,945
Lucas County Ohio GO Limited, 4.000% Due 10/01/2028	1,000,000	1,108,700
Mercer County Ohio GO Limited, 3.000% Due 11/01/2018	200,000	202,356
Ottawa County Ohio GO Limited, 4.000% Due 12/01/2021	295,000	318,703
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	273,453
Preble County Ohio GO Limited Bond Anticipation, 1.200% due 09/19/2018	250,000	249,038
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	430,283
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	335,598

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Warren County Ohio GO Limited Bond Anticipation, 1.625% Due 08/23/2018	500,000	$500,210
4.5% – Total For General Obligation – County		$5,618,828
Ohio GO Limited, 3.000% Due 09/01/2026	1,385,000	1,451,757
Ohio GO Unlimited, 3.125% Due 08/01/2019	235,000	240,633
Ohio GO Unlimited, 5.000% Due 09/01/2022	400,000	457,936
Ohio GO Unlimited, 5.000% Due 08/01/2018	635,000	647,992
Ohio GO Unlimited, 5.000% Due 02/01/2019	500,000	518,635
Ohio GO Unlimited, 5.000% Due 05/01/2019	1,000,000	1,045,960
Ohio GO Unlimited Variable Rate, 1.650% Due 03/15/2025**	300,000	300,000
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	939,894
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	571,180
Pennsylvania GO Unlimited, 4.000% Due 01/01/2030	500,000	542,445
Pennsylvania GO Unlimited, 5.000% Due 01/01/2024	375,000	433,665
Pennsylvania GO Unlimited, 5.000% Due 01/15/2027	1,000,000	1,209,110
6.7% – Total For General Obligation – State		$8,359,207
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	950,225
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	146,717
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2024	405,000	475,097
Bowling Green State University Ohio Revenue, 5.000% Due 06/01/2032	500,000	589,535
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	277,848

Municipal Income Securities – Bonds	Face Value	Fair Value
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	$349,244
Cuyahoga Ohio Community College District General Receipts Revenue, 5.000% Due 02/01/2018	875,000	877,459
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	607,602
Kent State University Ohio General Receipt Revenue, 4.000% Due 05/01/2022	255,000	276,588
Lake County Ohio Community College District GO Unlimited, 2.000% Due 12/01/2018	155,000	155,783
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	194,856
Lorain County Ohio Community College District General Receipts Revenue Bond, 4.000% Due 12/01/2025	600,000	674,772
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,111,916
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	400,000	434,412
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	108,466
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	325,593
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	217,375
Ohio Higher Education Facilities Revenue – University of Dayton, 3.000% Due 12/01/2018	125,000	126,553
Ohio Higher Education Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	159,717
Ohio Higher Education Facilities Revenue – University of Dayton, 5.500% Due 12/01/2024	250,000	258,965
Ohio Higher Education Facilities Revenue – Xavier University, 4.500% Due 05/01/2036	1,000,000	1,070,910

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio State University General Receipts Revenue, 4.000% Due 06/01/2030	200,000	$221,188
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	143,471
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	125,860
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue, 5.000% Due 04/01/2026	315,000	379,055
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	372,271
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	482,304
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	750,107
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	397,330
University of Akron Ohio Revenue, 5.000% Due 01/01/2027	350,000	420,147
University of Cincinnati General Receipts Revenue, 4.000% Due 06/01/2036	250,000	265,678
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	323,361
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	525,225
University of Cincinnati Ohio Receipts Revenue (Assured Guaranty Insured), 5.000% Due 06/01/2019	300,000	314,343
University of Louisville Kentucky General Receipts Revenue (State Intercept), 5.000% Due 03/01/2018	220,000	221,192
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	331,095
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	996,306
University of Toledo Revenue, 5.000% Due 06/01/2031	500,000	615,965
13.1% – Total For Higher Education		$16,274,531

Municipal Income Securities – Bonds	Face Value	Fair Value
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	$111,021
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	325,020
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021*	335,000	343,288
Franklin County Ohio Hospital Revenue Nationwide Childrens, 4.000% Due 11/01/2036	800,000	851,232
Franklin County Ohio Hospital Revenue Nationwide Childrens, 5.000% Due 11/01/2024*	500,000	530,770
Franklin County Ohio Hospital Revenue Nationwide Childrens, 5.000% Due 11/01/2032	500,000	605,880
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	1,000,000	1,136,550
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,081,879
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital, 5.000% Due 05/15/2027	100,000	117,717
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital, 5.000% Due 05/15/2028	1,000,000	1,172,610
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024*	500,000	522,235
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	364,617
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	430,000	500,369

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2018	100,000	$100,000
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	180,887
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025*	430,000	444,930
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	289,798
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	535,671
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026*	500,000	560,130
7.9% – Total For Hospital/Health Bonds		$9,774,604
Columbus Ohio Metropolitan Library Special Obligation Revenue, 5.000% Due 12/01/2026	505,000	617,928
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	570,830
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	304,950
Huntsville Alabama Public Building Authority Revenue, 5.000% Due 10/01/2033	800,000	965,832
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	152,886
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	513,660
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	102,507
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,057

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026*	150,000	$160,498
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024*	275,000	302,879
Ohio Cultural and Sports Facilities Project Revenue, 4.000% Due 10/01/2019	225,000	233,854
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 02/01/2023	300,000	344,811
Ohio Parks and Recreation Capital Facilities Revenue, 5.000% Due 12/01/2020	1,000,000	1,090,050
4.4% – Total For Revenue Bonds – Facility		$5,460,742
Anderson Indiana Sewage Works Revenue (AGM Insured), 4.000% Due 11/01/2026	300,000	339,504
Arizona Water Infrastructure Finance Authority Revenue, 5.000% Due 12/01/2021*	500,000	513,200
Cape Coral Florida Water & Sewer Revenue, 5.000% Due 10/01/2024	535,000	630,968
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	11,324
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	75,000	84,928
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	45,000	51,141
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	300,963
Evansville Indiana Waterworks District Revenue (BAM Insured), 4.000% Due 01/01/2029	400,000	442,624
Evansville Indiana Waterworks District Revenue (BAM Insured), 5.000% Due 01/01/2022	300,000	334,143
Lafayette Indiana Sewage Works Revenue, 5.000% Due 07/01/2022	150,000	168,975
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	226,030
Mt. Vernon Ohio Waterworks Revenue, 3.750% Due 12/01/2018	225,000	229,417
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	316,880

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	$265,156
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, 4.000% Due 12/01/2031	400,000	426,524
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	308,512
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	401,175
Toledo Ohio Waterworks Revenue, 5.000% Due 11/15/2026	500,000	612,655
4.6% – Total For Revenue Bonds – Water & Sewer		$5,664,119
Akron Ohio Income Tax Revenue Community Learning Centers, 5.000% Due 12/01/2028	380,000	430,130
Akron Ohio Income Tax Revenue, 5.000% Due 12/01/2023	1,100,000	1,283,766
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	285,071
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	580,825
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	390,000	457,755
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	115,261
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019*	150,000	153,342
Escambia County Florida Pollution Control Revenue (Gulf Power Company), 2.100% Due 07/01/2022	820,000	817,130
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	771,439
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 10/01/2029	300,000	297,078

Municipal Income Securities – Bonds	Face Value	Fair Value
Lorain County Ohio Sales Tax Revenue Bond Anticipation Notes, 1.750% Due 11/27/2018	500,000	$500,565
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 1.850% Due 11/01/2035	550,000	552,519
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 11/01/2035	650,000	654,530
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	813,750
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 07/15/2034	400,000	398,448
Monroe County Georgia Development Authority Pollution Control Revenue, 2.050% Due 07/01/2049	500,000	499,810
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.500% Due 12/01/2019	400,000	405,392
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	610,908
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	282,803
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	584,970
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2026	500,000	609,565
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2028	570,000	689,027
Ohio Mental Health Capital Facilities Revenue, 5.000% Due 02/01/2025	1,000,000	1,195,600
Ohio Transportation Project Revenue, 2.000% Due 05/15/2018	155,000	155,355
Ohio Turnpike and Infrastructure Commission (National Re Insured), 5.500% Due 02/15/2019	705,000	736,098
Texas Tax and Revenue Anticipation, 4.000% Due 08/30/2018	900,000	914,850

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Walton County Florida Board Certificates of Participation, 5.000% due 07/01/2027	500,000	$612,645
Washington Certificates of Participation, 5.000% Due 07/01/2019	900,000	944,595
13.2% – Total For Other Revenue Bonds		$16,353,227
Aldine Texas ISD GO Unlimited, 4.000% Due 02/15/2030	780,000	862,797
Avon Indiana Community School Building Corporation Revenue, 4.000% Due 01/15/2019	500,000	512,505
Bellbrook-Sugarcreek Ohio LSD GO Unlimited, 4.000% Due 12/01/2031	325,000	354,666
Berea Ohio CSD GO Unlimited, 4.000% Due 12/01/2031	500,000	545,780
Boone County Kentucky SD Finance Corporation Revenue, 2.500% Due 05/01/2019	500,000	504,305
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	314,234
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	316,345
Chillicothe Ohio CSD Special Obligation Revenue, 4.000% Due 12/01/2023	130,000	141,530
Chillicothe Ohio SD GO Unlimited (AGM Insured), 4.000% Due 12/01/2029	400,000	440,528
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	120,211
Cleveland Heights and University Heights Ohio CSD GO Unlimited, 4.000% Due 12/01/2032	1,000,000	1,090,540
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	443,332
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023*	175,000	180,910
Dayton Ohio CSD GO Unlimited (SDCP), 1.500% Due 11/01/2018	500,000	499,455
Dexter Michigan CSD GO Unlimited, 4.000% Due 05/01/2031	500,000	549,800

Municipal Income Securities – Bonds	Face Value	Fair Value
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	$578,780
Elyria Ohio SCD GO Unlimited (SDCP), 4.000% Due 12/01/2030	1,000,000	1,102,330
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	458,447
Fairlawn Ohio LSD GO Unlimited (School District Credit Program), 3.000% Due 12/01/2018	170,000	172,375
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	353,787
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	227,770
Granville Ohio Exempted Village SD GO Unlimited, 1.750% Due 12/01/2018	455,000	454,331
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	116,594
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	318,126
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	101,772
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	583,870
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	239,566
Indian Lake Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	250,000	251,125
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 2.000% Due 06/01/2019	200,000	200,804
Jackson Milton Ohio LSD Certificates of Participation (BAM Insured), 4.000% Due 06/01/2031	270,000	290,234
Johnstown-Monroe Ohio LSD GO Unlimited, 4.000% Due 12/01/2029	800,000	887,216
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,160

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	$159,471
Kenton County Kentucky SD Finance Corp. Revenue, 4.000% Due 02/01/2028	400,000	442,400
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2020	240,000	254,206
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	400,000	438,904
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	435,476
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	275,000	303,231
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	391,968
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	253,015
Licking Heights Ohio LSD GO Unlimited, 5.000% Due 10/01/2025	715,000	849,534
Louisville Ohio CSD GO Unlimited (SDCP), 3.000% Due 12/01/2020	370,000	382,428
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	275,552
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	180,442
Marysville Ohio Exempted Village SD GO Unlimited, 5.000% Due 12/01/2022	715,000	817,009
Mayfield Ohio CSD Certificates of Participation, 4.000% Due 09/01/2032	280,000	303,878
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	160,720
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	1,260,000	1,601,914
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	257,655
Munster Indiana School Building Corp. Revenue (State Intercept), 4.000% Due 01/15/2029	400,000	438,120

Municipal Income Securities – Bonds	Face Value	Fair Value
Murray Kentucky ISD Finance Corporation Revenue, 5.000% Due 03/01/2025	810,000	$958,303
Newark Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2026	235,000	260,864
North Olmsted Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	500,000	558,490
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	152,331
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	116,100
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	173,880
Olmsted Falls Ohio CSD GO Unlimited, 2.000% Due 12/01/2018	110,000	110,546
Orange County Florida School Board Certificates of Participation, 5.000% Due 08/01/2032	500,000	586,925
Parchment Michigan SD GO Unlimited, 4.000% Due 05/01/2018	275,000	277,087
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	284,039
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	202,402
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020*	200,000	202,912
Sarah Scott Indiana Middle School Building Corp. Revenue, 5.000% Due 07/10/2022	640,000	722,867
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	100,070
South Range Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	125,000	125,394
Southwest Licking Ohio LSD GO Unlimited, 2.000% Due 11/01/2018	500,000	502,085
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	320,475

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	$449,594
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	786,106
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2030	350,000	385,816
Trotwood-Madison Ohio CSD GO Unlimited, 4.000% Due 12/01/2028	210,000	234,843
Vandalia Butler Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	500,000	528,470
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	250,028
Wadsworth Ohio CSD GO Unlimited, 3.000% Due 12/01/2019	120,000	123,172
Wadsworth Ohio CSD GO Unlimited, 3.500% Due 12/01/2022	215,000	226,234
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	188,204
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 4.000% Due 04/01/2030	395,000	427,757
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	252,401
Willoughby-Eastlake Ohio CSD Certificates of Participation (BAM Insured), 4.000% Due 03/01/2030	810,000	879,960
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	233,534
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	162,206
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	210,212
26.0% – Total For School District		$32,158,455
Kansas Development Finance Authority, 5.000% Due 04/01/2019	580,000	603,531

Municipal Income Securities – Bonds	Face Value	Fair Value
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	$1,132,051
Kentucky Association of Counties Finance Corp. Revenue, 4.250% Due 02/01/2023*	180,000	190,404
Kentucky Association of Counties Finance Corp. Revenue, 4.250% Due 02/01/2023	20,000	21,229
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	694,878
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2030	600,000	692,208
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	403,007
Kentucky Property and Buildings Commission Revenue, 5.000% Due 11/01/2026	640,000	764,339
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	227,558
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	156,762
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	378,966
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	336,138
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	435,000	444,853
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	850,000	869,252
5.6% – Total For State Agency		$6,915,176
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	220,000	229,024

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2017

Municipal Income Securities – Bonds	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	35,000	$36,280
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	110,000	112,395
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	175,000	179,610
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	95,000	95,648
0.5% – Total For Housing		$652,957
Total Municipal Income Securities – Bonds 98.3%		$121,825,448
(Identified Cost $119,843,523)
Cash Equivalents	Shares
Dreyfus AMT-Free Tax Cash Management Fund, 1.27% (7-day yield)**	1,425,488	1,425,406
Total Cash Equivalents 1.2%		$1,425,406
(Identified Cost $1,425,488)
Total Portfolio Value 99.5%		$123,250,854
(Identified Cost $121,269,011)
Other Assets in Excess of Liabilities 0.5%		$673,173
Total Net Assets 100.0%		$123,924,027
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2017, these bonds represented 4.19% of total assets.
**	Variable Rate Security; the rate shown is as of December 31, 2017.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

BAM – Build America Mutual

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCP – Ohio School District Credit Program

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$199,165,674	$51,612,476	$58,960,379
Dividends and Interest Receivable	264,538	65,279	52,123
Fund Shares Sold Receivable	375,139	36,611	99,779
Total Assets	$199,805,351	$51,714,366	$59,112,281
Liabilities:
Accrued Management Fees	$168,146	$43,788	$49,669
Fund Shares Redeemed Payable	1,360,634	1,026,429	448,861
Total Liabilities	$1,528,780	$1,070,217	$498,530
Net Assets	$198,276,571	$50,644,149	$58,613,751
Net Assets Consist of:
Paid in Capital	$150,448,966	$36,139,511	$46,242,520
Accumulated Undistributed Net Investment Income (Loss)	19,774	4,105	—
Accumulated Net Realized Gain (Loss) from Security Transactions	3,541,184	(17,567)	19,593
Net Unrealized Gain on Investments	44,266,647	14,518,100	12,351,638
Net Assets	$198,276,571	$50,644,149	$58,613,751
Shares Outstanding (Unlimited Amount Authorized)	7,894,521	1,592,947	1,366,724
Offering, Redemption and Net Asset Value Per Share	$25.12	$31.79	$42.89
*Identified Cost of Investment Securities	$154,899,027	$37,094,377	$46,608,741

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Assets and Liabilities – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,914,607	$17,902,350	$414,348,630	$123,250,854
Cash	—	—	12,450	—
Dividends and Interest Receivable	46,960	16,532	2,980,155	994,796
Receivable for CMO Paydowns	—	—	5,601	—
Fund Shares Sold Receivable	10,125	79,670	1,562,448	352,000
Total Assets	$10,971,692	$17,998,552	$418,909,284	$124,597,650
Liabilities:
Accrued Management Fees	$9,307	$14,947	$295,524	$67,503
Due to Custodian	—	—	—	606,120
Fund Shares Redeemed Payable	—	304,514	953,489	—
Total Liabilities	$9,307	$319,461	$1,249,013	$673,623
Net Assets	$10,962,385	$17,679,091	$417,660,271	$123,924,027
Net Assets Consist of:
Paid in Capital	$5,597,874	$14,165,050	$411,909,954	$121,942,184
Accumulated Undistributed Net Investment Income (Loss)	—	(135,707)	20,412	—
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,988)	(440,011)	(173,943)	—
Net Unrealized Gain on Investments	5,368,499	4,089,759	5,903,848	1,981,843
Net Assets	$10,962,385	$17,679,091	$417,660,271	$123,924,027
Shares Outstanding (Unlimited Amount Authorized)	688,154	670,414	24,799,241	7,167,194
Offering, Redemption and Net Asset Value Per Share	$15.93	$26.37	$16.84	$17.29
*Identified Cost of Investment Securities	$5,546,108	$13,812,591	$408,444,782	$121,269,011

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Year Ended 12/31/2017	Year Ended 12/31/2017	Year Ended 12/31/2017
Investment Income:
Interest	$34,733	$6,012	$12,557
Dividends	3,727,728	689,625	652,709
Foreign withholding taxes on dividends	(70,680)	(9,147)	(1,080)
Total Investment Income	$3,691,781	$686,490	$664,186
Expenses:
Management Fee	$1,731,593	$478,514	$493,009
Net Expenses	$1,731,593	$478,514	$493,009
Net Investment Income	$1,960,188	$207,976	$171,177
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$15,434,609	$5,295,707	$5,517,217
Net Change in Unrealized Gain/(Loss) on Investments	21,383,528	4,597,432	2,301,480
Net Gain/(Loss) on Investments	$36,818,137	$9,893,139	$7,818,697
Net Change in Net Assets from Operations	$38,778,325	$10,101,115	$7,989,874

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Operations – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2017	Year Ended 12/31/2017	Year Ended 12/31/2017	Year Ended 12/31/2017
Investment Income:
Interest	$769	$2,679	$9,091,882	$2,494,662
Dividends	295,096	460,982	178,598	25,594
Foreign withholding taxes on Dividends	—	(59,061)	—	—
Total Investment Income	$295,865	$404,600	$9,270,480	$2,520,256
Expenses:
Management Fee	$107,438	$160,323	$2,881,587	$655,678
Net Expenses	$107,438	$160,323	$2,881,587	$655,678
Net Investment Income	$188,427	$244,277	$6,388,893	$1,864,578
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$59,677	$(126,955)	$1,298,390	$58,804
Net Change in Unrealized Gain (Loss) on Investments	370,874	2,831,452	2,786,440	1,123,221
Net Gain/(Loss) on Investments	$430,551	$2,704,497	$4,084,830	$1,182,025
Net Change in Net Assets from Operations	$618,978	$2,948,774	$10,473,723	$3,046,603

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016
Operations:
Net Investment Income	$1,960,188	$1,949,411	$207,976	$180,006	$171,177	$190,631
Net Realized Gain (Loss) from Security Transactions	15,434,609	2,885,126	5,295,707	881,901	5,517,217	458,109
Net Change in Unrealized Gain (Loss) on Investments	21,383,528	11,368,760	4,597,432	2,031,039	2,301,480	5,814,150
Net Change in Net Assets from Operations	$38,778,325	$16,203,297	$10,101,115	$3,092,946	$7,989,874	$6,462,890
Distributions to Shareholders:
Net Investment Income	$(1,939,577)	$(1,957,217)	$(203,872)	$(240,004)	$(182,864)	$(204,492)
Return of Capital	—	—	—	—	—	(52,540.00)
Net Realized Gain from Security Transactions	(12,678,977)	(2,598,374)	(5,286,104)	(343,954)	(5,485,937)	(571,519)
Net Change in Net Assets from Distributions	$(14,618,554)	$(4,555,591)	$(5,489,976)	$(583,958)	$(5,668,801)	$(828,551)
Capital Share Transactions:
Proceeds From Sale of Shares	$30,137,370	$17,598,046	$3,227,955	$2,505,993	$13,964,000	$3,189,076
Shares Issued on Reinvestment of Distributions	14,553,568	4,534,832	5,487,677	581,397	5,658,637	825,174
Cost of Shares Redeemed	(20,593,327)	(15,955,861)	(7,210,778)	(7,742,693)	(4,852,966)	(5,900,389)
Net Change in Net Assets from Capital Share Transactions	$24,097,611	$6,177,017	$1,504,854	$(4,655,303)	$14,769,671	$(1,886,139)
Net Change in Net Assets	$48,257,382	$17,824,723	$6,115,993	$(2,146,315)	$17,090,744	$3,748,200
Net Assets at Beginning of Year	$150,019,189	$132,194,466	$44,528,156	$46,674,471	$41,523,007	$37,774,807
Net Assets at End of Year	$198,276,571	$150,019,189	$50,644,149	$44,528,156	$58,613,751	$41,523,007
Including accumulated undistributed net investment income (loss) of	$19,774	$—	$4,105	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Changes in Net Assets – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016
Operations:
Net Investment Income	$188,427	$150,392	$244,277	$259,916	$6,388,893	$4,948,012	$1,864,578	$1,392,042
Net Realized Gain (Loss) from Security Transactions	59,677	248,320	(126,955)	(165,641)	1,298,390	2,532,475	58,804	7,636
Net Change in Unrealized Gain (Loss) on Investments	370,874	257,277	2,831,452	285,358	2,786,440	(310,179)	1,123,221	(1,556,473)
Net Change in Net Assets from Operations	$618,978	$655,989	$2,948,774	$379,633	$10,473,723	$7,170,308	$3,046,603	$(156,795)
Distributions to Shareholders:
Net Investment Income	$(255,898)	$(275,064)	$(255,533)	$(284,581)	$(6,824,138)	$(5,413,526)	$(1,864,578)	$(1,399,678)
Return of Capital	—	(7,600)	—	(10,100)	—	(46,870)	—	(2,906)
Net Realized Gain from Security Transactions	—	(137,310)	—	—	(837,298)	(2,154,889)	(70,989)	—
Net Change in Net Assets from Distributions	$(255,898)	$(419,974)	$(255,533)	$(294,681)	$(7,661,436)	$(7,615,285)	$(1,935,567)	$(1,402,584)
Capital Share Transactions:
Proceeds From Sale of Shares	$208,403	$400,828	$2,301,022	$2,413,564	$137,993,361	$79,070,312	$44,583,013	$29,598,842
Shares Issued on Reinvestment of Distributions	255,905	419,626	255,470	294,584	7,520,933	7,478,888	1,887,083	1,362,076
Cost of Shares Redeemed	(486,907)	(541,553)	(1,746,316)	(1,708,598)	(33,777,011)	(27,236,734)	(11,409,369)	(8,163,807)
Net Change in Net Assets from Capital Share Transactions	$(22,599)	$278,901	$810,176	$999,550	$111,737,283	$59,312,466	$35,060,727	$22,797,111
Net Change in Net Assets	$340,481	$514,916	$3,503,417	$1,084,502	$114,549,570	$58,867,489	$36,171,763	$21,237,732
Net Assets at Beginning of Year	$10,621,904	$10,106,988	$14,175,674	$13,091,172	$303,110,701	$244,243,212	$87,752,264	$66,514,532
Net Assets at End of Year	$10,962,385	$10,621,904	$17,679,091	$14,175,674	$417,660,271	$303,110,701	$123,924,027	$87,752,264
Including accumulated undistributed net investment income (loss) of	$—	$13,662	$(135,707)	$(124,451)	$20,412	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$21.67	$19.92	$22.93	$23.11	$19.00
Operations:
Net Investment Income	0.26	0.29	0.38	0.30	0.27
Net Gains (Losses) on Securities (Realized & Unrealized)	5.15	2.13	(1.87)	1.51	5.63
Total Operations	$5.41	$2.42	$(1.49)	$1.81	$5.90
Distributions:
Net Investment Income	(0.26)	(0.29)	(0.38)	(0.30)	(0.27)
Net Realized Capital Gains	(1.70)	(0.38)	(1.14)	(1.69)	(1.52)
Total Distributions	$(1.96)	$(0.67)	$(1.52)	$(1.99)	$(1.79)
Net Asset Value End of Period	$25.12	$21.67	$19.92	$22.93	$23.11
Total Return(a)	25.03%	12.16%	(6.56)%	7.73%	31.09%
Net Assets, End of Period (Millions)	$198.28	$150.02	$132.19	$150.13	$131.14
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.39%	1.62%	1.28%	1.27%
Portfolio Turnover Rate	34.76%	42.36%	39.41%	27.89%	34.31%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$28.75	$27.21	$30.77	$30.66	$24.43
Operations:
Net Investment Income	0.14	0.12	0.14	0.07	0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	6.67	1.81	(1.86)	3.56	7.53
Total Operations	$6.81	$1.93	$(1.72)	$3.63	$7.69
Distributions:
Net Investment Income	(0.14)	(0.16)	(0.11)	(0.07)	(0.16)
Net Realized Capital Gains	(3.63)	(0.23)	(1.73)	(3.45)	(1.30)
Total Distributions	$(3.77)	$(0.39)	$(1.84)	$(3.52)	$(1.46)
Net Asset Value End of Period	$31.79	$28.75	$27.21	$30.77	$30.66
Total Return(a)	23.61%	7.06%	(5.65)%	11.75%	31.50%
Net Assets, End of Period (Millions)	$50.64	$44.53	$46.67	$53.34	$53.25
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.40%	0.45%	0.20%	0.52%
Portfolio Turnover Rate	31.19%	40.18%	31.83%	31.74%	41.17%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$40.54	$35.08	$39.35	$42.14	$31.69
Operations:
Net Investment Income	0.14	0.20	0.18	0.08	0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	6.74	6.09	(1.08)	1.80	13.33
Total Operations	$6.88	$6.29	$(0.90)	$1.88	$13.45
Distributions:
Net Investment Income	(0.14)	(0.20)	(0.20)	(0.11)	(0.17)
Return of Capital	—	(0.05)	—	—	—
Net Realized Capital Gains	(4.39)	(0.58)	(3.17)	(4.56)	(2.83)
Total Distributions	$(4.53)	$(0.83)	$(3.37)	$(4.67)	$(3.00)
Net Asset Value End of Period	$42.89	$40.54	$35.08	$39.35	$42.14
Total Return(a)	16.91%	17.90%	(2.39)%	4.37%	42.51%
Net Assets, End of Period (Millions)	$58.61	$41.52	$37.77	$44.88	$44.38
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.35%	0.50%	0.40%	0.19%	0.30%
Portfolio Turnover Rate	41.50%	34.62%	35.17%	38.37%	72.36%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$15.40	$15.03	$15.76	$13.20	$14.05
Operations:
Net Investment Income	0.27	0.23	0.21	0.26	0.29
Net Gains (Losses) on Securities (Realized & Unrealized)*	0.63	0.76	0.21	3.54	(0.11)
Total Operations	$0.90	$0.99	$0.42	$3.80	$0.18
Distributions:
Net Investment Income	(0.37)	(0.41)	(0.36)	(0.39)	(0.29)
Return of Capital	—	(0.01)	—	—	—
Net Realized Capital Gains	—	(0.20)	(0.79)	(0.85)	(0.74)
Total Distributions	$0.37	$(0.62)	$(1.15)	$(1.24)	$(1.03)
Net Asset Value End of Period	$15.93	$15.40	$15.03	$15.76	$13.20
Total Return(a)	5.93%	6.57%	2.75%	28.92%	1.19%
Net Assets, End of Period (Millions)	$10.96	$10.62	$10.11	$11.08	$10.14
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.75%	1.42%	1.51%	1.57%	1.43%
Portfolio Turnover Rate	0.00%	3.95%	2.28%	1.04%	9.97%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$22.20	$22.01	$24.23	$25.07	$22.23
Operations:
Net Investment Income (Loss)	0.37	0.43	0.57	0.54	0.39
Net Gains (Losses) on Securities (Realized & Unrealized)	4.18	0.23	(2.11)	(0.83)	2.90
Total Operations	$4.55	$0.66	$(1.54)	$(0.29)	$3.29
Distributions:
Net Investment Income	(0.38)	(0.45)	(0.68)	(0.55)	(0.45)
Return of Capital	—	(0.02)	—	—	—
Net Realized Capital Gains	—	—	—	—	—
Total Distributions	$(0.38)	$(0.47)	$(0.68)	$(0.55)	$(0.45)
Net Asset Value End of Period	$26.37	$22.20	$22.01	$24.23	$25.07
Total Return(a)	20.50%	3.00%	(6.38)%	(1.16)%	14.81%
Net Assets, End of Period (Millions)	$17.68	$14.18	$13.09	$18.23	$16.74
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.19%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.53%	1.95%	1.85%	2.20%	1.51%
Average Net Assets after Waiver	1.53%	1.95%	1.85%	2.20%	1.70%
Portfolio Turnover Rate	2.48%	7.71%	20.49%	10.25%	5.23%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the year ended December 31, 2013, the Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$16.67	$16.61	$17.03	$16.47	$17.37
Operations:
Net Investment Income	0.31	0.30	0.32	0.35	0.35
Net Gains on Securities (Realized & Unrealized)	0.22	0.21	(0.27)	0.71	(0.76)
Total Operations	$0.53	$0.51	$0.05	$1.06	$(0.41)
Distributions:
Net Investment Income	(0.33)	(0.32)	(0.35)	(0.39)	(0.41)
Return of Capital	—	— (a)	—	—	—
Net Realized Capital Gains	(0.03)	(0.13)	(0.12)	(0.11)	(0.08)
Total Distributions	$(0.36)	$(0.45)	$(0.47)	$(0.50)	$(0.49)
Net Asset Value End of Period	$16.84	$16.67	$16.61	$17.03	$16.47
Total Return(b)	3.22%	3.08%	0.32%	6.48%	(2.36)%
Net Assets, End of Period (Millions)	$417.66	$303.11	$244.24	$226.14	$224.67
Ratios(c)
Ratio of Expenses to Average Net Assets before Waiver	0.85%	0.85%	0.85%	0.85%	0.92%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets before Waiver	1.88%	1.83%	1.90%	2.08%	2.00%
Average Net Assets after Waiver	1.88%	1.83%	1.90%	2.08%	2.07%
Portfolio Turnover Rate.	34.97%	40.80%	37.09%	27.79%	48.53%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For the year ended December 31, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$17.06	$17.36	$17.32	$16.83	$17.49
Operations:
Net Investment Income	0.31	0.31	0.34	0.37	0.38
Net Gains (Losses) on Securities (Realized & Unrealized)	0.24	(0.30)	0.06	0.53	(0.64)
Total Operations	$0.55	$0.01	$0.40	$0.90	$(0.26)
Distributions:
Net Investment Income	(0.31)	(0.31)	(0.34)	(0.38)	(0.38)
Return of Capital	—	— (a)	0.00 (a)	—	—
Net Realized Capital Gains	(0.01)	—	(0.02)	(0.03)	(0.02)
Total Distributions	$(0.32)	$(0.31)	$(0.36)	$(0.41)	$(0.40)
Net Asset Value End of Period	$17.29	$17.06	$17.36	$17.32	$16.83
Total Return(b)	3.25%	0.05%	2.34%	5.41%	(1.52)%
Net Assets, End of Period (Millions)	$123.92	$87.75	$66.51	$58.98	$56.29
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.65%	0.65%	0.65%	0.65%	0.81%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.85%	1.85%	1.98%	2.19%	2.10%
Average Net Assets after Waiver	1.85%	1.85%	1.98%	2.19%	2.26%
Portfolio Turnover Rate.	12.49%	10.05%	13.31%	18.24%	8.96%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For the year ended December 31, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is generally required.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

2)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2017, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$(533)	$(835)	$1,368
Growth Fund	—	—	—
Opportunity Fund	—	11,687	(11,687)
Realty Fund	(7,794)	67,471	(59,677)
International Fund	(18,694)	18,694	—
Fixed Income Fund	—	455,657	(455,657)
Municipal Income Fund	(12,185)	(283)	12,468

Reasons for the reclassification of components of net assets are attributable to capital gain distributions from REIT holdings, distribution re-designation for return of capital distributions and/or paydowns received during the year from collateralized mortgage obligations.

3)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

3)     Security Valuation and Transactions, continued

indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in Level 2 of the fair value hierarchy.

Corporate Bonds. The fair value of Corporate Bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

3)     Security Valuation and Transactions, continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2017:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$192,600,564	$—	$—	$192,600,564
Real Estate Investment Trusts	1,824,640	—	—	1,824,640
Cash Equivalents	4,740,470	—	—	4,740,470
Total	$199,165,674	$—	$—	$199,165,674

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$50,299,567	$—	$—	$50,299,567
Cash Equivalents	1,312,909	—	—	1,312,909
Total	$51,612,476	$—	$—	$51,612,476

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$55,497,706	$—	$—	$55,497,706
Real Estate Investment Trusts	2,861,911	—	—	2,861,911
Cash Equivalents	600,762	—	—	600,762
Total	$58,960,379	$—	$—	$58,960,379

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts*	$10,745,582	$—	$—	$10,745,582
Cash Equivalents	169,025	—	—	169,025
Total	$10,914,607	$—	$—	$10,914,607

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$17,053,756	$120,553	$—	$17,174,309
Real Estate Investment Trusts	234,695	—	—	234,695
Cash Equivalents	493,346	—	—	493,346
Total	$17,781,797	$120,553	$—	$17,902,350

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$201,779,438	$—	$201,779,438
U.S. Government Treasury Obligations	—	69,127,964	—	69,127,964
U.S. Government Agency Obligations	—	39,177,444	—	39,177,444
U.S. Government Agency Obligations – Mortgage-Backed	—	69,071,269	—	69,071,269
Taxable Municipal Bonds	—	24,054,474	—	24,054,474
Preferred Stocks	3,675,620	—	—	3,675,620
Cash Equivalents	7,462,421	—	—	7,462,421
Total	$11,138,041	$403,210,589	$—	$414,348,630

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$121,825,448	$—	$121,825,448
Cash Equivalents	1,425,406	—	—	1,425,406
Total	$1,425,406	$121,825,448	$—	$123,250,854

*	See Portfolio of Investments for industry classification.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

3)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2017, one security in the International Fund was transferred from Level 1 to Level 2 in the amount of $120,553. This transfer resulted from a foreign security using observable pricing of the underlying security in the foreign market to price the ADR, rather than the price of the ADR itself, given that there was not a trade price for the ADR as of December 31, 2017. This transfer is reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2017.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest), and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2017, as indicated below.

Fund	Fee	Management Fee	Payable as of December 31, 2017
Equity Income Fund	1.00%	$1,731,593	$168,146
Growth Fund	1.00%	478,514	43,788
Opportunity Fund	1.00%	493,009	49,669
Realty Fund	1.00%	107,438	9,307
International Fund	1.00%	160,323	14,947
Fixed Income Fund	0.85%	2,881,587	295,524
Municipal Income Fund	0.65%	655,678	67,503

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $48,000 for the year ended December 31, 2017, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2017, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	68.21%	International Fund	31.95%
Growth Fund	32.44%	Fixed Income Fund	89.14%
Opportunity Fund	68.39%	Municipal Income Fund	96.42%
Realty Fund	74.98%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

6)    Purchases and Sales of Securities

From January 1, 2017 through December 31, 2017, purchases and sales of investment securities aggregated:

Fund	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$69,854,387	$58,709,420	$—	$—
Johnson Growth Fund	14,690,344	18,535,433	—	—
Johnson Opportunity Fund	30,245,060	19,828,504	—	—
Johnson Realty Fund	—	127,967	—	—
Johnson International Fund	1,666,621	384,955	—	—
Johnson Fixed Income Fund	185,482,144	90,863,391	39,818,104	25,866,626
Johnson Municipal Income Fund	43,649,823	11,282,321	—	—

7)    Capital Share Transactions

As of December 31, 2017, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016
Shares Sold to Investors	1,245,288	834,517	99,083	90,664	323,880	85,632	13,171	24,969
Shares Issued on Reinvestment of Dividends	579,448	208,690	171,598	20,138	131,294	20,314	16,288	26,818
Subtotal	1,824,736	1,043,207	270,681	110,802	455,174	105,946	29,459	51,787
Shares Redeemed	(851,872)	(756,216)	(226,805)	(277,022)	(112,740)	(158,510)	(31,225)	(34,388)
Net Change	972,864	286,991	43,876	(166,220)	342,434	(52,564)	(1,766)	17,399
Shares Outstanding:
Beginning of Year	6,921,657	6,634,666	1,549,071	1,715,291	1,024,290	1,076,854	689,920	672,521
End of Period	7,894,521	6,921,657	1,592,947	1,549,071	1,366,724	1,024,290	688,154	689,920

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

7)    Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016
Shares Sold to Investors	92,853	108,893	8,176,390	4,630,126	2,574,023	1,700,903
Shares Issued on Reinvestment of Dividends	9,695	13,293	447,114	441,591	109,262	78,169
Subtotal	102,548	122,186	8,623,504	5,071,717	2,683,285	1,779,072
Shares Redeemed	(70,669)	(78,466)	(2,004,861)	(1,592,047)	(658,911)	(468,372)
Net Change	31,879	43,720	6,618,863	3,479,670	2,024,374	1,310,700
Shares Outstanding:
Beginning of Year	638,535	594,815	18,180,598	14,700,928	5,142,820	3,832,120
End of Year	670,414	638,535	24,799,241	18,180,598	7,167,194	5,142,820

8)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

As of December 31, 2017, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$154,901,833	$46,319,810	$(2,055,969)	$44,263,841
Johnson Growth Fund	37,121,545	15,141,515	(650,584)	14,490,931
Johnson Opportunity Fund	46,608,741	12,998,285	(646,647)	12,351,638
Johnson Realty Fund	5,550,096	5,446,376	(81,865)	5,364,511
Johnson International Fund	13,918,363	4,754,401	(770,414)	3,983,987
Johnson Fixed Income Fund	408,624,159	7,914,284	(2,189,813)	5,724,471
Johnson Municipal Income Fund	121,269,011	2,304,216	(322,373)	1,981,843

The difference between book value and tax value of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on Passive Foreign Investment Companies, and REIT holdings cost basis adjustments.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

	Tax Year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2016	$1,949,411	$—	$2,606,180	$—	$4,555,591
	2017	5,965,055	—	8,653,497	—	14,618,554
Johnson Growth Fund	2016	239,727	—	344,231	—	583,958
	2017	1,048,484	—	4,441,492	—	5,489,976
Johnson Opportunity Fund	2016	301,204	—	474,807	52,540	828,551
	2017	1,009,120	—	4,659,681	—	5,668,801
Johnson Realty Fund	2016	183,389	—	228,985	7,600	419,974
	2017	189,962	—	58,142	7,794	255,898
Johnson International Fund	2016	284,581	—	—	10,100	294,681
	2017	236,839	—	—	18,694	255,533
Johnson Fixed Income Fund	2016	5,577,177	—	1,991,238	46,870	7,615,285
	2017	6,824,138	—	837,298	—	7,661,436
Johnson Municipal Income Fund	2016	—	1,392,042	7,636	2,906	1,402,584
	2017	—	1,864,578	58,804	12,185	1,935,567

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2017, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$288,479	$151,254	$439,733

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Post-October/ Late Year Net Investment Losses	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$1,600,063	$—	$1,963,701	$44,263,841	$—	$47,827,605
Johnson Growth Fund	9,523	—	4,184	14,490,931	—	14,504,638
Johnson Opportunity Fund	—	—	19,593	12,531,638	—	12,371,231
Johnson Realty Fund	—	—	—	5,364,511	—	5,364,511
Johnson International Fund	—	(439,733)	—	3,983,987	(11,519)	3,532,735
Johnson Fixed Income Fund	20,412	—	5,434	5,724,471	—	5,750,317
Johnson Municipal Income Fund	—	—	—	1,981,843	—	1,981,843

10)    Subsequent Event

On January 31, 2018, the Trustees approved an Agreement and Plan of Reorganization, authorizing the filing of an Information Statement with the SEC that, with final ratification and approval, will merge the Growth Fund into the Equity Income Fund.

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2017

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2017 and held through December 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 – December 31, 2017
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,044.06	$5.15
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$986.65	$5.01
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,003.98	$5.05
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,012.71	$5.07
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,074.57	$5.23
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$999.41	$4.28
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$998.84	$3.27
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2017

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that our audits provide a reasonable basis for our opinion. We have served as the Funds’ auditor since 2004.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2018

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (75) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (52) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	11	None
Dr. Jeri B. Ricketts (60) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (47) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (59) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (46) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2017

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100  (800) 541-0170  fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2017

Letter from the Fund President
December 31, 2017

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2017 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds in 2017 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

Record-Setting Year for Stock Markets Worldwide

2017 was a banner year for stock markets worldwide, and several other asset classes also finished with healthy gains. The S&P 500 Index has posted a positive return for 14 straight months, and 2017 was the first year ever in which the index’s total return was positive every single month. Each of the major large cap U.S. stock indices steadily advanced throughout the year, reaching new record highs along the way. In addition to the strong returns, 2017 was notable for its lack of volatility. The S&P 500 Index made it through the entire year without a single correction of even 5%, something that typically occurs several times a year on average.

Tech, Emerging Market Stocks Lead the Way

The rally was broad-based. U.S. and developed market international stocks finished roughly in-line, while emerging market stocks were big winners, gaining more than 30%. Large cap stocks outperformed mid and small cap stocks, and stocks with higher earnings growth and higher valuations trounced stocks trading at cheaper valuations. Each of the S&P 500 sectors finished with double-digit returns except energy and telecom, both of which finished down for the year. Tech stocks were the best performers, gaining 39%. About one-quarter of the $1 trillion increase in U.S. market value was attributed to the five largest companies: Amazon, Alphabet (Google), Microsoft, Apple, and Facebook. Each gained more than 30% thanks to robust growth and bright prospects for future growth. Other sectors performed in-line with the index, but the more defensive utilities and consumer staples sectors lagged with returns in the low-teens.

Economic and Earnings Growth the Key Tailwinds

The key driver for markets in 2017 was double-digit earnings growth supported by coordinated global economic growth. Growth in the U.S. continues at a moderate pace, but Europe and Japan have made nice strides, boosting stock prices in those markets as well as growth in other economies around the world. The Eurozone economy enjoyed its fastest pace of growth in a decade. The decline in the value of the U.S. dollar and global monetary policy that is still accommodative provided further support.

Tax Reform in Focus All Year

Throughout the year prospects of a significant corporate tax cut as well as individual tax cuts in the U.S. supported stocks. Actual negotiations and passage of a law did not come until the final months of the year, but since the 2016 election expectations for tax reform were top of mind for investors.

Deregulation also Supported Gains

Similarly, potential and actual changes in the regulatory landscape provided a tailwind for the market. In some cases the administration moved quickly to make changes via executive order, while others may not come for some time, if at all. Still, the prospect of reduced regulation in tandem with the potential for lower tax bills going forward boosted optimism in some industries. In some cases this may translate to increased business investment, job growth, and wage increases.

Fed Continues to Normalize Policy

The Fed reacted to the positive developments in the economy by increasing its benchmark interest rate three times during the year, from 0.75% to 1.50%. It has indicated intentions to raise the rate further in 2018 depending on economic data. At times the prospect of Fed rate hikes has spooked some investors who feared it would derail the market rally, but in 2017 the market took each hike in stride.

Interest rates reacted differently depending on their length to maturity. Short-term interest rates rose as the Fed hiked, but long-term bonds held steadier. This dynamic is known as a flattening yield curve. A completely flat (short-term rates equal to long-term rates) or inverted yield curve (short-term rates higher than long-term rates) has sometimes portended recession in the past, but for now the curve remains positive. The economy has shown evidence in the past that it has the ability to continue to grow in such an environment even as the curve flattens.

1

Letter from the Fund President
December 31, 2017

A Look Ahead

Turning to 2018, the focus remains largely in Washington despite the recent passage of the tax reform package. Investors will be watching to see if Trump and Congress are able to score any major legislative accomplishments. Trump has also continued to threaten to take action on trade policy, particularly with China. He has also been vocal about the ongoing negotiations surrounding the North America Free Trade Agreement (NAFTA). The outcome of these discussions could impact the global trade environment, so investors will be watching to see if any of the rhetoric translates into concrete action.

The interaction between inflation measures and monetary policy will also be closely monitored. With the economy on solid footing, some international central banks have begun moving to normalize policy as the Fed has, but stimulus is still high relative to normal. There is some concern that this could put upward pressure on inflation measures, which could lead to more aggressive tightening. It’s possible such a scenario could choke off the bull market in stocks. Above-average stock valuations in the U.S. exacerbate such concerns. Despite both worries, stocks could still advance if the economic strength and earnings growth remain intact.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – December 31, 2017

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.54% during 2017, compared to a 0.86% return for the Fund’s benchmark, the Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index.

Short duration bond yields began the year at somewhat elevated levels, and continued to rise further as the Federal Reserve tightened monetary policy, enacting three additional 25 basis point rate hikes during the year. In addition, the Federal Reserve (the “Fed”) began allowing securities to gradually begin maturing from its balance sheet. The fund has maintained a duration shorter than that of its benchmark, which was beneficial to relative returns as rates moved higher.

Credit spreads began the year at somewhat tight levels after narrowing consistently throughout 2016. Despite their low starting levels, spreads continued to tighten throughout the year as solid economic fundamentals and optimism over changes in tax policy drove further improvement. Performance was positive across sectors, with the Finance sector modestly outperforming Industrials and Utilities. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark throughout the year, while its focus on high quality credits with lower spread volatility tempered returns. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the Fed will likely continue to tighten monetary policy. In addition to raising the Federal Funds rate, the pace of balance sheet maturities is expected to accelerate. Although growth in the US has been somewhat disappointing, tax cuts may provide an economic tailwind during the coming year. Manufacturing continues to improve, reflecting synchronized economic growth amidst much of the world economy. The consumer should continue to benefit from rising wages and solid job creation. The favorable economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit if inflation rebounds. Finally, we anticipate continued upward pressure on short and intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2017
	Johnson Institutional Short Duration Bond Fund	B of A/ML 1 – 3 Year US Corp/Govt Index
One Year	1.54%	0.86%
Five Years	1.10%	0.86%
Ten Years	2.49%	1.86%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.243%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bank of America/Merrill Lynch 1 – 3 Year US Corporate & Government Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – December 31, 2017

The Johnson Institutional Intermediate Bond Fund provided a total return of 2.99% during 2017, compared to a 2.14% return for the Fund’s benchmark, the Bloomberg Barclay’s Capital Intermediate Government Credit Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve (the “Fed”) continued to tighten monetary policy, enacting three additional 25 basis point rate hikes this year and began allowing securities to gradually begin maturing from its balance sheet. This caused the short end of the yield curve to move higher. Longer dated interest rates remained steady, however, reflecting an environment of modest economic growth. The Fund’s overweight to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at somewhat tight levels after narrowing consistently throughout 2016. Despite their low starting levels, spreads continued to tighten throughout the year as solid economic fundamentals and optimism over changes in tax policy drove further improvement. Sector performance was evenly distributed across industrials, utilities, and financials. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark throughout the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the Fed will likely continue to tighten monetary policy. In additional to raising the Federal Funds rate, the pace of balance sheet maturities is expected to accelerate. Although growth in the US has been somewhat disappointing, tax cuts may provide an economic tailwind during the coming year. Manufacturing continues to improve, reflecting synchronized economic growth amidst much of the world economy. The consumer should continue to benefit from rising wages and solid job creation. The favorable economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2017
	Johnson Institutional Intermediate Bond Fund	Bloomberg Barclays Capital Intermediate Govt Credit Index
One Year	2.99%	2.14%
Five Years	2.16%	1.50%
Ten Years	4.05%	3.32%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.243%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – December 31, 2017

The Johnson Institutional Core Bond Fund provided a total return of 3.72% during 2017, compared to a 3.54% return for the Fund’s benchmark, the Bloomberg Barclay’s Capital Aggregate Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve (the “Fed”) continued to tighten monetary policy, enacting three additional 25 basis point rate hikes this year and began allowing securities to gradually begin maturing from its balance sheet. This caused the short end of the yield curve to move higher. Longer dated interest rates remained steady, however, reflecting an environment of modest economic growth. The Fund’s overweight to longer dated bonds was helpful relative to its benchmark.

Credit spreads began the year at somewhat tight levels after narrowing consistently throughout 2016. Despite their low starting levels, spreads continued to tighten throughout the year as solid economic fundamentals and optimism over changes in tax policy drove further improvement. Sector performance was evenly distributed across industrials, utilities, and financials. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark throughout the year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into next year we expect the Fed will likely continue to tighten monetary policy. In additional to raising the Federal Funds rate, the pace of balance sheet maturities is expected to accelerate. Although growth in the US has been somewhat disappointing, tax cuts may provide an economic tailwind during the coming year. Manufacturing continues to improve, reflecting synchronized economic growth amidst much of the world economy. The consumer should continue to benefit from rising wages and solid job creation. The favorable economic backdrop should continue to support credit spreads, though the amount of tightening from current levels is likely somewhat limited. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2017
	Johnson Institutional Core Bond Fund	Bloomberg Barclays Capital Aggregate Index
One Year	3.72%	3.54%
Five Years	2.65%	2.10%
Ten Years	4.90%	4.01%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.243%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2017

The total return for the Johnson Enhanced Return Fund in 2017 was 21.39% compared to 21.83% for the Standard and Poor’s 500 Index (S&P 500). The Fund’s underperformance was driven by rising short and intermediate bond yields which muted total returns in the bond portion of the portfolio. Reminder that the Fund uses futures contracts to replicate the S&P 500 and a bond portfolio to enhance the Fund’s returns.

2017 was a banner year for stock markets worldwide, with strong earnings growth, the prospect of corporate and individual tax cuts as well as potential regulatory changes driving gains in equities. The S&P 500 posted a positive total return in every single month of the year, and experienced those gains in an environment of low volatility, with the Index going the entire year without a 5% correction. Positive returns were widespread, with the majority of sectors finishing with double-digit gains except for energy and telecom, which finished down for the year. Despite the recent passage of tax reform, most of the market’s focus remains on Washington, as the budget, immigration and healthcare remain important issues. Meanwhile, the Federal Reserve (the “Fed”) hiked interest rates an additional 25 basis points three times during the year, and began to allow securities to gradually mature from its balance sheet. Although incoming economic and inflation data may influence their outlook, the Fed anticipates a continued gradual tightening of monetary policy. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.

Short duration bond yields began the year at somewhat elevated levels following the November election results, and continued to move higher throughout the year. Although the Fund maintained a relatively short duration stance to guard against rising interest rates, the increase in government bond yields contributed to the Fund’s underperformance relative to its benchmark. Conversely, the fund benefited from its corporate bond holdings as spreads continued to tighten, helping to offset the negative impact from rising interest rates. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to the upward sloping yield curve and relatively attractive corporate yield spreads. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising rates.

Looking forward into the next year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. The Fund is positioned defensively against this risk, maintaining a short duration stance and holding securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. Inflation expectations remain below historical averages, and the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit the Fund if inflation rebounds. Finally, we anticipate upward pressure on short and intermediate bond yields to develop over time, which should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of December 31, 2017
	Enhanced Return Fund	S&P 500 Index
One Year	21.39%	21.83%
Five Years	15.85%	15.79%
Ten Years	9.52%	8.50%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2017, the Fund’s total operating expense ratio was 0.36%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Credit Senior Unsecured Notes, 2.250% Due 05/05/2021	2,750,000	$2,728,299
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	2,400,000	2,555,763
Bank of America Notes, 6.875% Due 04/25/2018	2,500,000	2,538,193
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,400,000	2,523,676
Chubb INA Holdings Inc. Senior Unsecured Notes, 2.300% Due 11/03/2020	1,000,000	998,408
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,500,000	2,524,361
Goldman Sachs Group Senior Unsecured Notes, 6.150% Due 04/01/2018	2,500,000	2,526,311
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	2,500,000	2,459,744
JP Morgan Chase & Co. Unsecured Notes, 4.500% Due 01/24/2022	2,000,000	2,140,105
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,009,888
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,500,000	1,616,512
Morgan Stanley Senior Unsecured Notes, 5.500% Due 07/28/2021	2,500,000	2,734,596
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,491,855
MUFG Union Bank NA Senior Unsecured Notes, 2.250% Due 05/06/2019	1,495,000	1,493,081
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	2,000,000	2,120,469
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	803,107
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	2,500,000	2,527,986
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	2,800,000	2,853,330
27.0% – Total Finance		$37,645,684

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Senior Unsecured Notes, 3.600% Due 02/17/2023	2,400,000	$2,455,128
BP Capital Markets PLC Senior Unsecured Notes, 1.375% Due 05/10/2018	1,650,000	1,647,481
BP Capital Markets PLC Senior Unsecured Notes, 1.674% Due 02/13/2018	1,250,000	1,249,691
Chevron Corp. Senior Unsecured Floating Rate Note (3 month LIBOR + 0.950%), 2.369% Due 05/16/2021**	1,000,000	1,023,871
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	2,170,000	2,169,668
CVS Health Corp. Senior Unsecured Notes, 4.125% Due 05/15/2021	2,477,000	2,573,515
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,922,000	1,934,846
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	2,409,000	2,491,896
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 0.950%), 2.588% Due 03/15/2023**	3,500,000	3,540,236
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	2,000,000	2,148,898
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,009,127
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	2,995,412
Verizon Communications Senior Unsecured Notes, 5.150% Due 09/15/2023	2,000,000	2,225,287
19.7% – Total Industrial		$27,465,056
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	1,500,000	1,514,136
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	2,494,000	2,606,187

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	$2,089,942
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,600,000	1,597,469
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,600,000	1,602,538
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	1,040,000	1,079,240
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	2,600,000	2,674,730
National Rural Utilites Corp. Collateral Trust Notes, 2.350% Due 06/15/2020	1,000,000	1,002,647
National Rural Utilites Corp. Collateral Trust Notes, 5.450% Due 02/01/2018	1,550,000	1,554,206
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	1,304,964
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	600,000	621,449
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	2,000,000	2,022,619
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,566,000	2,675,001
16.1% – Total Utilities		$22,345,128
62.8% Total Corporate Bonds		$87,455,868
United States Government Treasury Obligations
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.140%), 1.590% Due 01/31/2019**	5,000,000	5,007,996
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.170%), 1.620% Due 10/31/2018**	1,000,000	1,001,531
United States Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,268,360	4,263,302

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 1.125% Due 06/15/2018	3,500,000	$3,494,531
9.9% – Total United States Government Treasury Obligations		$13,767,360
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.250% Due 07/27/2021**	1,800,000	1,765,663
FHLMC Step-up Coupon Notes, 1.375% Due 08/24/2021**	1,500,000	1,486,235
FHLMC Step-up Coupon Notes, 1.600% Due 11/23/2021**	2,000,000	1,987,240
FHLMC Step-up Coupon Notes, 1.750% Due 06/15/2022**	4,005,000	3,986,749
FHLMC Step-up Coupon Notes, 1.625% Due 05/10/2022**	1,000,000	998,918
FHLMC Step-up Coupon Notes, 1.750% Due 06/21/2022**	2,000,000	1,996,050
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	2,000,000	1,995,156
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	1,000,000	996,432
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	1,750,000	1,744,467
FHLMC Step-up Coupon Notes, 1.750% Due 10/27/2022**	1,900,000	1,901,659
FHLMC Step-up Coupon Notes, 1.750% Due 09/29/2022**	2,000,000	1,993,614
15.0% – Total United States Government Agency Obligations		$20,852,183
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%), 3.269% Due 04/01/2042**	439,402	450,190
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	577,661	614,787
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	449,557	449,885
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	436,225	426,271
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	441,264	442,751

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool G18642, 3.500% Due 04/01/2032	4,751,657	$4,914,308
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.599%), 2.763% Due 02/01/2046**	842,996	854,162
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%), 2.799% Due 12/01/2044**	700,292	712,147
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	379,970	398,130
FNMA CMO Series 2013-6 Class BC, 1.500% Due 12/25/2042	1,411,811	1,384,647
FNMA CMO Series 2017-30 Class G, 3.000% Due 07/25/2040	1,728,124	1,753,519
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	781,407	840,091
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	40,538	41,762
GNMA Pool 726475, 4.000% Due 11/15/2024	216,089	224,119
9.7% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$13,506,769
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue, 3.491% Due 04/15/2023	825,000	843,356
0.6% – Total For Taxable Municipal Bonds		$843,356
Total Fixed Income Securities 98.0%		$136,425,536
(Identified Cost $136,977,448)

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 1.15% (7-day yield)**	1,536,420	$1,536,420
Total Cash Equivalents 1.1%		$1,536,420
(Identified Cost $1,536,420)
Total Portfolio Value 99.1%		$137,961,956
(Identified Cost $138,513,868)
Other Assets in Excess of Liabilities 0.9%		$1,235,380
Total Net Assets 100.0%		$139,197,336
*	144A Restricted Security. The total fair value of such securities as of December 31, 2017, was $1,304,964 and represented 0.94% of net assets.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on December 31, 2017 was $101.950.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,413; price on December 31, 2017 was $101.950.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on December 31, 2017 was $101.950.
**	Variable Rate Security; the rate shown is as of December 31, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	2,116,000	$2,225,881
American Express Co. Senior Unsecured Notes, 3.000% Due 10/30/2024	2,000,000	1,996,682
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,000,000	1,044,746
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,051,532
Bank of America Corp. Senior Unsecured Notes, 3.248% Due 10/21/2027	2,500,000	2,480,798
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,000,000	2,122,714
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	2,000,000	1,967,795
JP Morgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	2,000,000	2,086,246
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,009,888
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,000,000	1,077,674
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,500,000	1,549,847
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	1,600,000	1,600,831
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	1,290,000	1,322,335
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,590,352
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,056,747
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	2,000,000	2,022,389
US Bancorp Subordinated Notes, 3.100% Due 04/27/2026	1,500,000	1,489,434
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,000,000	1,035,921

Fixed Income Securities	Face Value	Fair Value
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	1,400,000	$1,490,727
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,311,236
24.9% – Total Finance		$31,533,775
Industrial
AT&T Global Senior Unsecured Notes, 3.400% Due 08/14/2024	2,000,000	2,010,269
CVS Health Corp. Senior Unsecured Notes, 3.875% Due 07/20/2025	1,700,000	1,750,777
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,504,387
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 0.950%), 2.588% Due 03/15/2023**	2,950,000	2,983,914
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,047,512
Johnson Controls International PLC, 3.750% Due 12/01/2021	990,000	1,024,043
Kroger Co. Senior Unsecured Notes, 3.500% Due 02/01/2026	1,800,000	1,796,881
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,009,127
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	500,000	525,639
Target Corp. Senior Unsecured Notes, 2.500% Due 04/15/2026	2,000,000	1,922,925
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	1,497,706
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	1,782,000	1,720,421
14.9% – Total Industrial		$18,793,601
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 3.750% Due 11/15/2023	1,000,000	1,041,321
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	464,335

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	$647,889
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,038,473
Enterprise Products Senior Unsecured Notes, 3.750% Due 02/15/2025	1,500,000	1,546,644
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,190,000	1,188,118
Eversource Energy Senior Unsecured Notes, 2.800% Due 05/01/2023	250,000	248,761
Interstate Power & Light Senior Unsecured Notes, 3.250% Due 12/01/2024	1,825,000	1,848,266
Georgia Power Co. Senior Unsecured Notes, 2.000% Due 03/30/2020	1,300,000	1,291,615
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,111,000	1,112,762
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	534,162
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,190,000	1,193,230
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,019,503
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	517,875
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,000,000	2,084,958
12.5% – Total Utilities		$15,777,912
52.3% Total Corporate Bonds		$66,105,288
United States Government Treasury Obligations
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.048%), 1.198% Due 10/31/2019**	4,000,000	4,000,521
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.070%), 1.520% Due 04/30/2019**	5,000,000	5,004,250

Fixed Income Securities	Face Value	Fair Value
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.140%), 1.590% Due 01/31/2019**	5,000,000	$5,007,996
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.170%), 1.620% Due 10/31/2018**	800,000	801,225
United States Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,769,768	1,890,579
United States Treasury Inflation Protected Security, 1.750% Due 01/15/2028	2,943,575	3,308,396
United States Treasury Notes, 2.500% Due 05/15/2046	2,500,000	2,378,125
United States Treasury Notes, 2.750% Due 11/15/2042	450,000	452,848
18.0% – Total United States Government Treasury Obligations		$22,843,940
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.625% Due 07/12/2021**	2,000,000	1,984,562
FHLMC Step-up Coupon Notes, 1.375% Due 10/28/2021**	1,500,000	1,490,844
FHLMC Step-up Coupon Notes, 1.600% Due 11/23/2021**	1,500,000	1,490,430
FHLMC Step-up Coupon Notes, 1.750% Due 06/15/2022**	1,800,000	1,791,797
FHLMC Step-up Coupon Notes, 1.750% Due 06/21/2022**	3,000,000	2,994,075
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	3,500,000	3,491,523
10.5% – Total United States Government Agency Obligations		$13,243,231
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%), 3.269% Due 04/01/2042**	470,788	482,346
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	458,450	476,889
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	147,564	156,594

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	861,373	$881,479
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	180,108	180,715
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	235,654	262,407
FHLMC Gold Partner Certificate Pool G18642, 3.500% Due 04/01/2032	2,652,087	2,742,870
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%), 3.262% Due 12/01/2041**	370,082	379,286
FNMA 7/1 Hybrid ARM (12 month LIBOR + 1.600%), 2.799% Due 12/01/2044**	719,293	731,468
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	331,222	348,296
FNMA CMO Series 2015-37 Class BA, 3.000% Due 08/25/2044	1,798,056	1,823,182
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,251,212	1,226,316
FNMA CMO Series 2016-99 Class TA, 3.500% Due 03/25/2036	1,036,231	1,066,152
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	312,563	336,036
8.8% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,094,036
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	770,711
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,116,730

Fixed Income Securities	Face Value	Fair Value
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	3,000,000	$3,183,330
Kentucky Asset Liability Commission Revenue, 4.104% Due 04/01/2019	1,000,000	1,023,390
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	300,000	322,956
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,526,912
6.3% – Total Taxable Municipal Bonds		$7,944,029
Total Fixed Income Securities 95.9%		$121,230,524
(Identified Cost $120,305,281)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	59,890	1,571,514
Total Preferred Stocks 1.2%		$1,571,514
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z, 1.15% (7-day yield)**	2,567,953	2,567,953
Total Cash Equivalents 2.0%		$2,567,953
(Identified Cost $2,567,953)
Total Portfolio Value 99.1%		$125,369,991
(Identified Cost $124,319,265)
Other Assets in Excess of Liabilities 0.9%		$1,165,455
Total Net Assets 100%		$126,535,446
*	144A Restricted Security. The total fair value of such securities as of December 31, 2017 was $1,019,503 and represented 0.81% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2017 was $101.950.
**	Variable Rate Security; the rate shown is as of December 31, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Inc. Senior Unsecured Notes, 2.875% Due 11/03/2022	600,000	$608,170
American Express Co. Senior Unsecured Notes, 3.000% Due 10/30/2024	3,000,000	2,995,024
American Express Co. Subordinated Notes, 3.625% Due 12/05/2024	100,000	102,895
AON Corp. Senior Unsecured Notes, 3.500% Due 06/14/2024	250,000	255,439
AON Corp. Senior Unsecured Notes, 3.875% Due 12/15/2025	1,850,000	1,934,263
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,000,000	1,051,929
Bank of America Corp. Senior Unsecured Notes, 3.248% Due 10/21/2027	4,000,000	3,969,277
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	75,000	78,356
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,500,000	2,628,829
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	3,000,000	3,184,070
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	225,000	221,377
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	2,525,000	2,564,720
JP Morgan Chase & Co. Subordinated Notes, 3.375% Due 05/01/2023	100,000	101,646
JP Morgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	2,900,000	3,025,056
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,009,888
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,075,000	1,158,500
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,265,000	1,307,038
Morgan Stanley Senior Unsecured Notes, 2.625% Due 11/17/2021	2,750,000	2,737,469

Fixed Income Securities	Face Value	Fair Value
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	$1,491,855
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	1,150,000	1,178,826
National City Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,745,000	1,850,109
PNC Financial Services Subordinated Notes, 3.900% Due 04/29/2024	1,325,000	1,387,407
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,231,111
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	2,300,000	2,325,747
US Bancorp Subordinated Notes, 3.100% Due 04/27/2026	3,000,000	2,978,869
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,100,000	1,139,513
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	3,030,000	3,735,673
23.0% – Total Finance		$46,253,056
Industrial
AT&T Global Senior Unsecured Notes, 3.400% Due 08/14/2024	3,000,000	3,015,403
CVS Health Corp. Senior Unsecured Notes, 3.875% Due 07/20/2025	2,600,000	2,677,658
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,404,323
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	2,275,000	2,281,654
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 1.000%), 2.359% Due 04/15/2023**	1,165,000	1,178,352
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 1.000%), 2.588% Due 03/15/2023**	3,275,000	3,312,650

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Georgia Power Co. Senior Unsecured Notes, 5.400% Due 06/01/2018	1,460,000	$1,481,022
Georgia Power Co. Senior Unsecured Notes, 2.000% Due 03/30/2020	1,930,000	1,917,552
Johnson Controls International PLC, 3.625% Due 07/02/2024	1,225,000	1,269,621
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,000,000	1,034,387
Kroger Co. Senior Unsecured Notes, 4.000% Due 02/01/2024	150,000	155,840
Kroger Co. Senior Unsecured Notes, 3.500% Due 02/01/2026	2,500,000	2,495,667
McDonalds Corp. Senior Unsecured Notes, 3.625% Due 05/20/2021	545,000	565,414
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	1,300,000	1,732,980
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	100,000	100,913
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	70,000	73,589
Target Corp. Senior Unsecured Notes, 2.500% Due 04/15/2026	2,500,000	2,403,656
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	250,000	264,067
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,970,000	1,966,987
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	2,879,000	2,779,513
15.9% – Total Industrial		$32,111,248
Utilities
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.750% Due 11/15/2023	2,960,000	3,082,311
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	170,000	171,602
Duke Energy Corp. Senior Unsecured Notes, 3.550% Due 09/15/2021	2,525,000	2,605,880

Fixed Income Securities	Face Value	Fair Value
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,640,000	$1,672,323
Enterprise Products Senior Unsecured Notes, 3.750% Due 02/15/2025	75,000	77,332
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	499,209
Eversource Energy Senior Unsecured Notes, 2.800% Due 05/01/2023	1,300,000	1,293,559
Interstate Power & Light Senior Unsecured Notes, 3.400% Due 08/15/2025	225,000	228,358
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	2,575,000	2,649,011
National Rural Utilities Corp. Collateral Trust, 2.300% Due 11/15/2019	305,000	305,841
National Rural Utilities Corp. Collateral Trust, 3.050% Due 02/15/2022	100,000	101,733
Northern Natural Gas Co. Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,019,503
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	1,000,000	1,035,749
Virginia Electric & Power Co. Senior Unsecured Notes, 2.950% Due 01/15/2022	390,000	394,804
Xcel Energy Inc. Senior Unsecured Notes, 3.300% Due 06/01/2025	725,000	734,847
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,790,000	1,866,037
8.8% – Total Utilities		$17,738,099
47.7% Total Corporate Bonds		$96,102,403
United States Government Treasury Obligations
United States Treasury Bond, 2.500% Due 02/15/2045	6,500,000	6,196,582
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .048%), 1.498% Due 10/31/2019**	5,500,000	5,500,717

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .060%), 1.510% Due 07/31/2019**	2,000,000	$2,001,233
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .070%), 1.520% Due 04/30/2019**	5,350,000	5,354,548
United States Treasury Inflation Protected Security, 1.000% Due 02/15/2046	2,004,002	2,140,803
United States Treasury Inflation Protected Security, 1.375% Due 02/15/2044	2,328,458	2,688,075
United States Treasury Notes, 2.500% Due 05/15/2046	6,000,000	5,707,500
United States Treasury Notes, 2.750% Due 08/15/2042	3,515,000	3,539,440
United States Treasury Notes, 2.750% Due 11/15/2042	2,300,000	2,314,555
United States Treasury Notes, 3.125% Due 02/15/2042	70,000	75,247
17.7% – Total United States Government Treasury Obligations		$35,518,700
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.625% Due 07/12/2021**	1,650,000	1,637,264
FHLMC Step-up Coupon Notes, 1.250% Due 07/27/2021**	100,000	98,092
FHLMC Step-up Coupon Notes, 1.375% Due 08/24/2021**	5,225,000	5,177,050
FHLMC Step-up Coupon Notes, 1.375% Due 10/28/2021**	125,000	124,237
FHLMC Step-up Coupon Notes, 1.625% Due 05/10/2022**	2,000,000	1,997,836
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	5,000,000	4,987,890
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	200,000	199,286
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	1,500,000	1,495,257
FHLMC Step-up Coupon Notes, 1.750% Due 09/29/2022**	200,000	199,361

Fixed Income Securities	Face Value	Fair Value
FHLMC Step-up Coupon Notes, 1.750% Due 10/27/2022**	1,000,000	$1,000,873
8.4% – Total United States Government Agency Obligations		$16,917,146
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM (12 month LIBOR + 1.860%), 3.269% Due 04/01/2042**	470,788	482,346
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	129,118	137,020
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	861,373	881,479
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	360,215	361,429
FHLMC CMO Series 4087 Class PT, 3.000% Due 07/15/2042	1,160,882	1,168,403
FHLMC CMO Series 4161 Class QA, 3.000% Due 02/15/2043	261,990	263,287
FHLMC CMO Series 4582 Class PA, 3.000% Due 11/15/2045	1,711,994	1,728,903
FHLMC CMO Series 4689 Class DA, 3.000% Due 07/15/2044	1,952,054	1,955,241
FHLMC Gold Partner Certificate Pool G01880, 5.000% Due 08/01/2035	101,131	109,691
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	208,315	222,304
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	532,783	593,268
FHLMC Gold Partner Certificate Pool G09921, 4.000% Due 07/01/2024	300,827	312,107
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,229,703	1,276,005

The accompanying notes are an integral part of these financial statements.

15

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool G18642, 3.500% Due 04/01/2032	3,978,131	$4,114,305
FHLMC Gold Partner Certificate Pool G18667, 3.500% Due 11/01/2032	2,913,126	3,013,341
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%), 3.262% Due 12/01/2041**	370,082	379,286
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	232,397	243,504
FNMA CMO Series 2005-64 Class PL, 5.500% Due 07/25/2035	136,664	148,944
FNMA CMO Series 2011-53 Class DT, 4.500% Due 06/25/2041	319,077	338,103
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,060,878	1,073,080
FNMA CMO Series 2013-83 Class MH, 4.000% Due 08/25/2043	470,231	494,477
FNMA CMO Series 2014-20 Class AC, 3.000% Due 08/25/2036	846,870	858,014
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	466,332	479,493
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	1,454,757	1,450,614
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	3,169,738	3,106,666
FNMA CMO Series 2016-79 Class L, 2.500% Due 10/25/2044	2,060,591	2,028,333
FNMA CMO Series 2016-99 Class TA, 3.500% Due 03/25/2036	876,811	902,128
FNMA CMO Series 2017-30 Class G, 3.000% Due 07/25/2040	3,024,217	3,068,658
FNMA Partner Certificate Pool 1107, 3.500% Due 07/01/2032	1,053,612	1,096,285
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	378,854	427,146

Fixed Income Securities	Face Value	Fair Value
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	209,601	$232,522
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	331,222	348,296
FNMA Partner Certificate Pool AL9309, 3.500% Due 10/01/2031	1,187,033	1,227,401
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	250,050	268,829
GNMA CMO Pool 2009-124 Class L, 4.000% Due 11/20/2038	93,145	94,480
17.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$34,885,388
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	797,287
Cincinnati Children's Hospital Medical Center, 2.853% Due 11/15/2026	750,000	722,721
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	1,993,363
Kansas Development Finance Authority Revenue, 3.741% Due 04/15/2025	3,705,000	3,832,378
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	125,000	132,639
Kentucky Asset Liability Commission Revenue, 1.688% Due 04/01/2018	150,000	149,872
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	295,000	317,573
Kentucky Property and Buildings Commission Revenue, 5.373% Due 11/01/2025	300,000	331,572
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	984,879

The accompanying notes are an integral part of these financial statements.

16

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	$904,026
5.1% – Total Taxable Municipal Bonds		$10,166,310
Total Fixed Income Securities 96.2%		$193,589,947
(Identified Cost $191,909,361)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	66,600	1,747,584
Total Preferred Stocks 0.9%		$1,747,584
(Identified Cost $1,637,083)
Cash Equivalents
First American Government Obligation Fund, Class Z, 1.15% (7-day yield)**	4,252,611	4,252,611
Total Cash Equivalents 2.1%		$4,252,611
(Identified Cost $4,252,611)
Total Portfolio Value 99.2%		$199,590,142
(Identified Cost $197,799,055)
Other Assets in Excess of Liabilities 0.8%		$1,627,462
Total Net Assets 100.0%		$201,217,604
*	144A Restricted Security. The total fair value of such securities as of December 31, 2017 was $1,019,503 and represented 0.51% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2017 was $101.950.
**	Variable Rate Security; the rate shown is as of December 31, 2017.

ARM – Adjustable Rate Mortgage

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Inc. Senior Unsecured Notes, 5.900% Due 06/15/2019	679,000	$715,142
American Express Credit Senior Unsecured Notes, 2.250% Due 05/05/2021	2,600,000	2,579,483
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	2,400,000	2,555,763
Bank of America Notes, 6.875% Due 04/25/2018	2,000,000	2,030,554
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,810,000	1,903,272
Chubb INA Holdings Inc. Senior Unsecured Notes, 2.300% Due 11/03/2020	1,000,000	998,408
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,250,000	2,271,925
Goldman Sachs Group Senior Unsecured Notes, 6.150% Due 04/01/2018	2,100,000	2,122,101
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,500,000	1,475,846
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	500,000	507,865
JP Morgan Chase & Co. Senior Unsecured Notes, 4.500% Due 01/24/2022	2,600,000	2,782,136
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,000,000	2,155,349
Mellon Funding Corp. (Bank of America) Subordinated Notes, 5.500% Due 11/15/2018	1,500,000	1,543,428
Morgan Stanley Senior Unsecured Notes, 5.500% Due 07/28/2021	2,200,000	2,406,445
MUFG Americas Holdings Corp. Senior Unsecured Notes, 1.625% Due 02/09/2018	1,827,000	1,826,638
National City Bank NA Subordinated Notes, 6.875% Due 05/15/2019	2,000,000	2,120,469
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	2,000,000	2,022,389

Fixed Income Securities	Face Value	Fair Value
Travelers Companies Inc. Senior Unnsecured Notes, 5.800% Due 05/15/2018	1,000,000	$1,014,083
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	2,600,000	2,649,520
25.9% – Total Finance		$35,680,816
Industrial
AT&T Senior Unsecured Notes, 3.600% Due 02/17/2023	2,300,000	2,352,831
BP Capital Markets PLC Senior Unsecured Notes, 1.375% Due 05/10/2018	1,000,000	998,473
BP Capital Markets PLC Senior Unsecured Notes, 1.674% Due 02/13/2018	1,267,000	1,266,687
Chevron Corp. Senior Unsecured Floating Rate Note, 2.017% Due 03/03/2022**	2,100,000	2,122,099
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	1,700,000	1,699,740
CVS Health Corp. Senior Unsecured Notes, 4.125% Due 05/15/2021	2,300,000	2,389,618
Eaton Corp. Senior Unsecured Notes, 5.600% Due 05/15/2018	1,000,000	1,013,104
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,025,000	1,060,271
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 0.300%), 1.659% Due 05/13/2024**	1,600,000	1,560,748
General Electric Capital Corp. Senior Unsecured Floating Rate Notes (3 month LIBOR + 1.000%), 2.359% Due 04/15/2023**	2,000,000	2,022,922
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,560,000	1,645,356
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	1,800,000	1,934,008
McDonald's Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,745,000	1,744,275
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,578,275

The accompanying notes are an integral part of these financial statements.

18

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	$1,996,942
Verizon Communications Senior Unsecured Notes, 5.150% Due 09/15/2023	2,050,000	2,280,920
20.1% – Total Industrials		$27,666,269
Utilities
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 2.000% Due 11/15/2018	1,390,000	1,391,085
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,009,424
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,672,000	1,747,211
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,567,457
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,422,746
Eversource Senior Unsecured Notes, 4.500% Due 11/15/2019	480,000	497,160
Georgia Power, 2.850% Due 05/15/2022	2,600,000	2,604,124
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	1,950,000	2,006,047
National Rural Utilites Corp. Collateral Trust Notes, 2.350% Due 06/15/2020	795,000	797,105
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,270,000	1,273,447
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	2,045,000	2,068,128
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,995,000	2,079,745
13.4% – Total Utilities		$18,463,679
59.4% Total Corporate Bonds		$81,810,764

Fixed Income Securities	Face Value	Fair Value
United States Government Treasury Obligations
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + .048%), 1.498% Due 10/31/2019**	3,000,000	$3,000,391
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.140%), 1.590% Due 01/31/2019**	1,000,000	1,001,599
United States Treasury Floating Rate Notes (TBill 13-week auction high rate + 0.170%), 1.620% Due 10/31/2018**	3,500,000	3,505,359
United States Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,268,360	4,263,302
United States Treasury Notes, 0.875% Due 10/15/2018	2,000,000	1,987,031
United States Treasury Notes, 1.000% Due 03/15/2018***	3,500,000	3,497,542
United States Treasury Notes, 1.125% Due 06/15/2018***	2,165,000	2,161,617
14.1% – Total United States Government Treasury Obligations		$19,416,841
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 1.750% Due 09/15/2022**	1,500,000	1,488,030
FHLMC Step-up Coupon Notes, 1.250% Due 07/27/2021**	2,500,000	2,452,310
FHLMC Step-up Coupon Notes, 1.375% Due 08/24/2021**	1,000,000	990,823
FHLMC Step-up Coupon Notes, 1.750% Due 06/15/2022**	1,175,000	1,169,646
FHLMC Step-up Coupon Notes, 1.750% Due 06/21/2022**	2,910,000	2,904,253
FHLMC Step-up Coupon Notes, 1.625% Due 07/12/2021**	2,000,000	1,984,562
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	1,600,000	1,594,291
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	3,500,000	3,488,933
FHLMC Step-up Coupon Notes, 1.750% Due 09/29/2022**	1,000,000	996,807

The accompanying notes are an integral part of these financial statements.

19

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2017

Fixed Income Securities	Face Value	Fair Value
FHLMC Step-up Coupon Notes, 1.750% Due 10/27/2022**	1,200,000	$1,201,048
13.2% – Total United States Government Agency Obligations		$18,270,703
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	1,510,010	1,475,553
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	908,092	897,944
FHLMC Gold Partner Certificate Pool G18642, 3.500% Due 04/01/2032	3,712,922	3,840,018
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	144,085	149,879
FNMA 10/1 Hybrid ARM (12 month LIBOR + 1.780%), 3.262% Due 12/01/2041**	370,082	379,286
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,132,145	1,159,230
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	710,232	791,495
FNMA CMO Series 2013-6 Class BC, 1.500% Due 12/25/2042	953,927	935,572
FNMA CMO Series 2017-30 Class G, 3.000% Due 07/25/2040	1,728,124	1,753,519
GNMA Pool 726475, 4.000% Due 11/15/2024	216,089	224,118
GNMA Pool 728920, 4.000% Due 12/15/2024	307,799	320,740
8.6% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,927,354
Taxable Municipal Bonds
Fairborn Ohio Special Obligation Bond Anticipation Notes, 2.500% Due 08/15/2018	1,525,000	1,529,865

Fixed Income Securities	Face Value	Fair Value
Kentucky Asset Liability Commission Revenue, 2.668% Due 04/01/2021	820,000	$822,001
1.7% – Total Taxable Municipal Bonds		$2,351,866
Total Fixed Income Securities 97.0%		$133,777,528
(Identified Cost $134,183,076)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 1.15% (7-day yield)**	3,777,126	3,777,126
Total Cash Equivalents 2.7%		$3,777,126
(Identified Cost $3,777,126)
Total Portfolio Value 99.7%		$137,554,654
(Identified Cost $137,960,202)
Other Assets in Excess of Liabilities 0.3%		$429,297
Total Net Assets: 100.0%		$137,983,951

Futures Contracts	Long Contracts	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor's 500 expiring March 2018 (50 units per contract)	1,027	$577,681
(Notional Value of $137,412,600)
**	Variable Rate Security; the rate shown is as of December 31, 2017.
***	Held as collateral by RJ O'Brien for futures contracts
-	part ($3,456,000 face) of US Treasury Note maturing 03/15/2018, and all ($2,165,000 face) of US Treasury Note maturing 06/15/2018.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$137,961,956	$125,369,991	$199,590,142	$137,554,654
Due from Broker	—	—	—	24,750
Interest Receivable	1,026,746	869,721	1,396,556	966,149
Fund Shares Sold Receivable	236,531	320,613	270,375	140,234
Receivable for CMO Paydowns	1,121	1,201	1,201	—
Total Assets	$139,226,354	$126,561,526	$201,258,274	$138,685,787
Liabilities:
Accrued Management Fee	$28,703	$25,769	$40,353	$40,356
Payable for Variation Margin on Futures Contracts	—	—	—	498,095
Fund Shares Redeemed Payable	315	311	317	163,385
Total Liabilities	$29,018	$26,080	$40,670	$701,836
Net Assets	$139,197,336	$126,535,446	$201,217,604	$137,983,951
Net Assets Consist of:
Paid in Capital	$139,903,371	$125,444,887	$199,392,555	$133,205,212
Accumulated Net Investment Income/(Loss)	10,227	36,270	27,203	26,721
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	(164,350)	3,563	6,759	4,579,885
Net Unrealized Gain (Loss) on Investments	(551,912)	1,050,726	1,791,087	(405,548)
Net Unrealized (Loss) on Futures Contracts	—	—	—	577,681
Net Assets	$139,197,336	$126,535,446	$201,217,604	$142,623,951
Shares Outstanding (Unlimited Amount Authorized)	9,301,963	8,095,341	12,648,735	8,481,757
Offering, Redemption and Net Asset Value Per Share	$14.96	$15.63	$15.91	$16.82
*Identified Cost of Investment Securities	$138,513,868	$124,319,265	$197,799,055	$137,960,202

The accompanying notes are an integral part of these financial statements.

21

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ended 12/31/2017	Year Ended 12/31/2017	Year Ended 12/31/2017	Year Ended 12/31/2017
Investment Income:
Interest	$2,536,234	$2,835,335	$4,148,482	$2,227,274
Dividends	—	76,360	80,293	—
Total Investment Income	$2,536,234	$2,911,695	$4,228,775	$2,227,274
Expenses:
Gross Management Fee	$415,240	$350,651	$488,998	$432,874
Management Fee Waiver (Note #4)	(81,924)	(69,155)	(96,086)	—
Net Expenses	$333,316	$281,496	$392,912	$432,874
Net Investment Income	$2,202,918	$2,630,199	$3,835,863	$1,794,400
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$18,232	$367,955	$381,659	$(173,129)
Net Realized Gain from Futures Contracts	—	—	—	20,712,938
Net Change in Unrealized Gain (Loss) on Investments	(96,553)	418,852	1,519,502	42,695
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	1,544,201
Net Gain/(Loss) on Investments	$(78,321)	$786,807	$1,901,161	$22,126,705
Net Change in Net Assets from Operations	$2,124,597	$3,417,006	$5,737,024	$23,921,105

The accompanying notes are an integral part of these financial statements.

22

JOHNSON MUTUAL FUNDS
December 31, 2017

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016	Year Ended 12/31/2017	Year Ended 12/31/2016
Operations:
Net Investment Income	$2,202,918	$1,582,320	$2,630,199	$2,374,726	$3,835,863	$2,385,866	$1,794,400	$1,216,558
Net Realized Gain (Loss) from Security Transactions	18,232	179,234	367,955	270,305	381,659	654,838	(173,129)	100,824
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	20,712,938	13,309,488
Net Change in Unrealized Gain (Loss) on Investments	(96,553)	133,919	418,852	717,704	1,519,502	(398,336)	42,695	122,938
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	1,544,201	(1,915,570)
Net Change in Net Assets from Operations	$2,124,597	$1,895,473	$3,417,006	$3,362,735	$5,737,024	$2,642,368	$23,921,105	$12,834,238
Distributions to Shareholders:
Net Investment Income	$(2,306,918)	$(1,761,554)	$(2,678,079)	$(2,459,539)	$(4,027,445)	$(2,547,906)	$(1,827,796)	$(1,419,911)
Return of Capital	—	(15,972)	—	—	—	(19,024)	—	—
Net Realized Gain from Security Transactions	—	—	(280,242)	(92,392)	(156,115)	(492,798)	(22,653,984)	(4,052,802)
Net Change in Net Assets from Distributions	$(2,306,918)	$(1,777,526)	$(2,958,321)	$(2,551,931)	$(4,183,560)	$(3,059,728)	$(24,481,780)	$(5,472,713)
Capital Share Transactions:
Proceeds From Sale of Shares	$51,043,212	$46,756,569	$30,563,616	$27,848,730	$70,962,697	$48,945,493	$12,189,279	$25,084,822
Proceeds From Subscriptions-in-Kind	—	—	—	—	21,899,732	—	—	—
Net Asset Value of Shares Issued on Reinvestment of Distributions	587,804	331,055	343,443	293,502	2,226,415	867,136	24,481,738	5,472,547
Cost of Shares Redeemed	(36,624,555)	(30,910,252)	(15,538,392)	(22,604,865)	(12,114,574)	(19,600,901)	(8,309,846)	(25,687,328)
Net Change in Net Assets from Capital Share Transactions	$15,006,461	$16,177,372	$15,368,667	$5,537,367	$82,974,270	$30,211,728	$28,361,171	$4,870,041
Net Change in Net Assets	$14,824,140	$16,295,319	$15,827,352	$6,348,171	$84,527,734	$29,794,368	$27,800,496	$12,231,566
Net Assets at Beginning of Year	$124,373,196	$108,077,877	$110,708,094	$104,359,923	$116,689,870	$86,895,502	$110,183,455	$97,951,889
Net Assets at End of Year	$139,197,336	$124,373,196	$126,535,446	$110,708,094	$201,217,604	$116,689,870	$137,983,951	$110,183,455
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$10,227	$—	$36,270	$—	$27,203	$—	$26,721	$—

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$14.98	$14.96	$15.05	$15.03	$15.27
Operations:
Net Investment Income	0.24	0.21	0.17	0.18	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.01)	0.04	(0.07)	0.04	(0.22)
Total Operations	$0.23	$0.25	$0.10	$0.22	$0.03
Distributions:
Net Investment Income	(0.25)	(0.23)	(0.19)	(0.20)	(0.25)
Return of Capital	—	(0.00)(a)	(0.00)(a)	—	—
Net Realized Capital Gains	—	—	—	—	(0.02)
Total Distributions	$(0.25)	$(0.23)	$(0.19)	$(0.20)	$(0.27)
Net Asset Value at End of Period	$14.96	$14.98	$14.96	$15.05	$15.03
Total Return(b)	1.54%	1.68%	0.67%	1.44%	0.16%
Net Assets End of Period (Millions)	$139.20	$124.37	$108.08	$78.27	$74.11
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.53%	1.32%	1.07%	1.14%	1.57%
Average Net Assets after Waiver	1.59%	1.38%	1.14%	1.20%	1.63%
Portfolio Turnover Rate	48.04%	73.88%	42.30%	42.41%	56.49%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$15.56	$15.41	$15.61	$15.40	$16.24
Operations:
Net Investment Income	0.35	0.34	0.33	0.37	0.45
Net Gains on Securities (Realized and Unrealized)	0.11	0.18	(0.19)	0.29	(0.56)
Total Operations	$0.46	$0.52	$0.14	$0.66	$(0.11)
Distributions:
Net Investment Income	(0.36)	(0.36)	(0.34)	(0.39)	(0.45)
Return of Capital	—	—	(0.00)(a)	—	—
Net Realized Capital Gains	(0.03)	(0.01)	—	(0.06)	(0.28)
Total Distributions	$(0.39)	$(0.37)	$(0.34)	$(0.45)	$(0.73)
Net Asset Value at End of Period	$15.63	$15.56	$15.41	$15.61	$15.40
Total Return(b).	2.99%	3.37%	0.90%	4.31%	(0.68)%
Net Assets End of Period (Millions)	$126.54	$110.71	$104.36	$79.64	$76.12
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.19%	2.12%	2.06%	2.30%	2.79%
Average Net Assets after Waiver	2.25%	2.18%	2.13%	2.36%	2.85%
Portfolio Turnover Rate	40.37%	50.71%	32.75%	34.31%	55.78%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2017	2016	2015	2014	2013
Net Asset Value Beginning of Period	$15.73	$15.63	$15.98	$15.43	$16.52
Operations:
Net Investment Income	0.37	0.39	0.39	0.40	0.49
Net Gains on Securities (Realized and Unrealized)*	0.21	0.19	(0.21)	0.63	(0.80)
Total Operations	$0.58	$0.58	$0.18	$1.03	$(0.31)
Distributions:
Net Investment Income	(0.39)	(0.40)	(0.42)	(0.43)	(0.49)
Return of Capital	—	(0.00)(a)	(0.00)(a)	—	—
Net Realized Capital Gains	(0.01)	(0.08)	(0.11)	(0.05)	(0.29)
Total Distributions	$(0.40)	$(0.48)	$(0.53)	$(0.48)	$(0.78)
Net Asset Value at End of Period	$15.91	$15.73	$15.63	$15.98	$15.43
Total Return(b)	3.72%	3.67%	1.16%	6.79%	(1.87)%
Net Assets End of Period (Millions)	$201.22	$116.69	$86.90	$74.82	$71.30
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.24%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.29%	2.34%	2.39%	2.46%	2.99%
Average Net Assets after Waiver	2.35%	2.40%	2.46%	2.52%	3.04%
Portfolio Turnover Rate	31.42%	42.29%	29.51%	28.30%	67.39%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2017, 2016, 2015, 2014, and 2013, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.23%, 0.24%, and 0.24%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2018. (Note #4)

The accompanying notes are an integral part of these financial statements.

26

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2016	2016	2015	2014	2013
Net Asset Value Beginning of Period	$16.28	$15.17	$15.82	$16.27	$15.50
Operations:
Net Investment Income	0.26	0.18	0.15	0.16	0.24
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	3.21	1.76	0.07	2.21	4.58
Total Operations	$3.47	$1.94	$0.22	$2.37	$4.82
Distributions:
Net Investment Income	(0.26)	(0.21)	(0.17)	(0.17)	(0.24)
Return of Capital	—	—	(0.00)(a)	—	—
Net Realized Capital Gains	(3.22)	(0.62)	(0.70)	(2.65)	(3.81)
Total Distributions	$(3.48)	$(0.83)	$(0.87)	$(2.82)	$(4.05)
Net Asset Value at End of Period	$16.27	$16.28	$15.17	$15.82	$16.27
Total Return(b)	21.39%	12.89%	1.34%	14.42%	31.31%
Net Assets End of Period (Millions)	$137.98	$110.18	$97.95	$97.15	$83.93
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.35%	0.35%	0.35%	0.35%	0.67%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.45%	1.16%	0.91%	0.93%	1.00%
Average Net Assets after Waiver	1.45%	1.16%	0.91%	0.93%	1.32%
Portfolio Turnover Rate	40.40%	65.13%	57.75%	56.32%	33.09%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)

The accompanying notes are an integral part of these financial statements.

27

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

1)    Organization

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)    Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2017 was $122,327,279. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of December 31, 2017, is presented separately within the components of net assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2017, RJ O’Brien holds cash as collateral in the amount of $24,750 and is restricted from withdrawal. The Fund holds U.S. Treasury Notes with the custodian, which also serve as collateral for future contracts, with a value on December 31, 2017 of $5,058,900. Net variation margin payable on futures contracts as of December 31, 2017 was $498,095.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2017, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.

28

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

2)    Summary of Significant Accounting Policies, continued

The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of December 31, 2017.

Liabilities:

Description	Gross amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
				Financial Instruments		Cash Collateral Pledged/ Received	Net Amount
Futures Contracts	$498,095	$—	$498,095	$(498,095	)*	$—	$—
Total	$498,095	$—	$498,095	$(498,095	)*	$—	$—

*	The amount is limited to the derivative liability balance, and accordingly, does not include excess collateral pledged.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

29

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

2)    Summary of Significant Accounting Policies, continued

For the year ended December 31, 2017, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Duration Bond Fund	$—	$114,227	$(114,227)
Intermediate Bond Fund	—	84,150	(84,150)
Core Bond Fund	—	218,785	(218,785)
Enhanced Return Fund	—	60,117	(60,117)

Reasons for the reclassification of components of net assets are attributable to the paydowns received during the year from collateralized mortgage obligations.

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

30

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

3)    Security Valuation and Transactions, continued

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financial statements as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2017:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$87,455,868	$—	$87,455,868
U.S. Treasury Obligations	—	13,767,360	—	13,767,360
U.S. Agency Obligations	—	20,852,183	—	20,852,183
U.S. Agency Obligations – Mortgage-Backed	—	13,506,769	—	13,506,769
Taxable Municipal Bonds	—	843,356	—	843,356
Cash Equivalents	1,536,420	—	—	1,536,420
Total	$1,536,420	$136,425,536	$—	$137,961,956

31

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

3)    Security Valuation and Transactions, continued

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$66,105,288	$—	$66,105,288
U.S. Treasury Obligations	—	22,843,940	—	22,843,940
U.S. Agency Obligations	—	13,243,231	—	13,243,231
U.S. Agency Obligations – Mortgage-Backed	—	11,094,036	—	11,094,036
Taxable Municipal Bonds	—	7,944,029	—	7,944,029
Preferred Stocks	1,571,514	—	—	1,571,514
Cash Equivalents	2,567,953	—	—	2,567,953
Total	$4,139,467	$121,230,524	$—	$125,369,991

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$96,102,403	$—	$96,102,403
U.S. Treasury Obligations	—	35,518,700	—	35,518,700
U.S. Agency Obligations	—	16,917,146	—	16,917,146
U.S. Agency Obligations – Mortgage-Backed	—	34,885,388	—	34,885,388
Taxable Municipal Bonds	—	10,166,310	—	10,166,310
Preferred Stocks	1,747,584	—	—	1,747,584
Cash Equivalents	4,252,611	—	—	4,252,611
Total	$6,000,195	$193,589,947	$—	$199,590,142

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$81,810,764	$—	$81,810,764
U.S. Treasury Obligations	—	19,416,841	—	19,416,841
U.S. Agency Obligations	—	18,270,703	—	18,270,703
U.S. Agency Obligations – Mortgage-Backed	—	11,927,354	—	11,927,354
Taxable Municipal Bonds	—	2,351,866	—	2,351,866
Cash Equivalents	3,777,126	—	—	3,777,126
Sub-Total	$3,777,126	$133,777,528	$—	$137,554,654
Other Financial Instruments**	577,681	—	—	577,681
Total	$4,354,807	$133,777,528	$—	$138,132,335

*	See Portfolio of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2017, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest), and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

32

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

4)    Investment Advisory Agreement, continued

The Adviser received management fees for the year ended December 31, 2017 as indicated below. Effective May 1, 2017, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.243%. This is a change in the fee from the prior period (May 1, 2016 to April 30, 2017) of 0.236%. The Adviser has the right to remove this fee waiver any time after April 30, 2018.

For the year ended December 31, 2017, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.057%	0.243%	$333,316	$81,924	$28,703
Intermediate Bond Fund	0.30%	0.057%	0.243%	281,496	69,155	25,769
Core Bond Fund	0.30%	0.057%	0.243%	392,912	96,086	40,353
Enhanced Return Fund	0.35%	—	0.35%	432,874	—	40,356

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $48,000 for the year ended December 31, 2017, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2017, Covenant Trust Company, owned in aggregate 55.15% of the Short Duration Bond Fund, 67.89% of the Intermediate Bond Fund, and 41.87% of the Core Bond Fund. As of December 31, 2017, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 33.93% of the Core Bond Fund, and 92.10% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.

6)    Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$70,846,238	$51,153,441	$5,003,591	$6,007,570
Intermediate Bond Fund	43,008,719	35,126,297	17,292,624	9,772,016
Core Bond Fund	87,936,171	40,255,454	19,805,541	8,880,792
Enhanced Return Fund	64,693,672	38,570,326	4,000,586	3,501,424

33

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

7)    Capital Share Transactions

As of December 31, 2017, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund		Enhanced Return Fund
	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016	Year ended 12/31/2017	Year ended 12/31/2016
Shares Sold to Investors	3,397,743	3,101,189	1,950,160	1,759,192	4,466,903	3,017,893	669,109	1,581,898
Shares Issued for Subscriptions-in-Kind	—	—	—	—	1,384,845	—	—	—
Shares Issued on Reinvestment of Dividends	39,159	21,971	21,939	18,633	140,131	54,300	1,493,455	336,530
Subtotal	3,436,902	3,123,160	1,972,099	1,777,825	5,991,879	3,072,193	2,162,564	1,918,428
Shares Redeemed	(2,437,114)	(2,045,636)	(993,716)	(1,431,163)	(762,198)	(1,211,185)	(448,604)	(1,609,574)
Net Increase During Period	999,788	1,077,524	978,383	346,662	5,229,681	1,861,008	1,713,960	308,854
Shares Outstanding:
Beginning of Year	8,302,175	7,224,651	7,116,958	6,770,296	7,419,054	5,558,046	6,767,797	6,458,943
End of Period	9,301,963	8,302,175	8,095,341	7,116,958	12,648,735	7,419,054	8,481,757	6,767,797

8)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

For Federal income tax purposes, the cost of investment securities owned on December 31, 2017 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$138,513,868	$98,995	$(650,907)	$(551,912)
Intermediate Bond Fund	124,319,265	1,590,941	(540,215)	1,050,726
Core Bond Fund	197,799,707	3,028,004	(1,237,569)	1,790,435
Enhanced Return Fund	137,960,202	168,848	(574,396)	(405,548)

The difference between book value and tax value of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

34

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2017

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2016	$1,761,554	$—	$15,972	$1,777,526
	2017	2,306,918	—	—	2,306,918
Intermediate Bond Fund	2016	2,459,539	92,392	—	2,551,931
	2017	2,678,079	280,242	—	2,958,321
Core Bond Fund	2016	2,547,906	492,798	19,024	3,059,728
	2017	4,027,445	156,115	—	4,183,560
Enhanced Return Fund	2016	3,082,599	2,390,114	—	5,472,713
	2017	10,973,814	13,507,966	—	24,481,780

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Net Realized Long-Term Capital Gains	Short Term Capital Loss Carryovers (Indefinite)	Long-Term Capital Loss Carryovers (Indefinite)	Unrealized Appreciation (Depreciation)	Post- October Capital Loss	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	$10,227	$—	$(17,658)	$(146,692)	$(551,912)	$—	$(706,035)
Intermediate Bond Fund	36,270	3,563	—	—	1,050,726	—	1,090,559
Core Bond Fund	27,203	7,411	—	—	1,790,435	—	1,825,049
Enhanced Return Fund	2,098,515	3,085,772	—	—	(405,548)	—	4,778,739

35

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2017

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2017 and held through December 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 – December 31, 2017
Institutional Short Duration Bond Fund
Actual	$1,000.00	$996.01	$1.22
Hypothetical	$1,000.00	$1,023.98	$1.25
Institutional Intermediate Bond Fund
Actual	$1,000.00	$997.45	$1.22
Hypothetical	$1,000.00	$1,023.98	$1.25
Institutional Core Bond Fund
Actual	$1,000.00	$1,000.63	$1.23
Hypothetical	$1,000.00	$1,023.98	$1.25
Enhanced Return Fund
Actual	$1,000.00	$919.73	$1.69
Hypothetical	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.243%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

36

ADDITIONAL INFORMATION
December 31, 2017

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that our audits provide a reasonable basis for our opinion. We have served as the Funds’ auditor since 2004.

/s/ COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2018

38

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (75) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (52) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health	11	None
Dr. Jeri B. Ricketts (60) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

39

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (47) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (59) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (46) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006	NA	NA

40

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the code of ethics was not amended.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not applicable.

(f)       The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2016	$74,800.00
FY 2017	$74,800.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2016	$5,600.00	$9,500.00
FY 2017	$5,600.00	$9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2016	$27,500.00	$0.00
FY 2017	$27,500.00	$0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2016	$0.00	$0.00
FY 2017	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2016	$27,500.00	$0.00
FY 2017	$27,500.00	$0.00

(h)        Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 7, 2018, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 9, 2018

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 9, 2018